AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2006
-------------------------------------------------------------------------------

                              FILE NOS. 333-100934
                                    811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 3

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 8

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               100 Motor Parkway
                                   Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                             JOHN BUCHANAN, ESQUIRE
                       ALLSTATE LIFE INSURANCE COMPANY OF
                                    NEW YORK
                               3100 SANDERS ROAD
                                   SUITE J5B
                              NORTHBROOK, IL 60062

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2006, pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

           CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS



          Flexible Premium Variable Universal Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                              In connection with:

           Allstate Life of New York Variable Life Separate Account A



                                Street Address:

                              2940 S. 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                 P.O. Box 82656

                             Lincoln, NE 68501-2656



                       Telephone Number:  1-800-268-5619

                          Fax Number:  1-866-628-1006



This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is May 1, 2006.


                                 1  PROSPECTUS

TABLE OF CONTENTS
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                                                                PAGE

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SUMMARY
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  Description of the Policy and Policy Benefits                 3
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  Risks of the Policy                                           5
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  The Portfolios And Associated Risks                           6
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FEE TABLES
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  Transaction Fees                                              7
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  Periodic Charges Other Than Portfolio Operating Expenses      8
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  Optional Benefit Charges                                      9
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  Portfolio Annual Expenses (As a percentage of Portfolio Average Daily Net
  Assets)                                                       10
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PURCHASE OF POLICY AND PREMIUMS
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  Application for a Policy                                      10
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  Premium Payments                                              11
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  Premium Limits                                                11
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  Safety Net Premium                                            11
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  Modified Endowment Contracts                                  11
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  Allocation of Premiums                                        12
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POLICY VALUE
--------------------------------------------------------------------------------
  General                                                       12
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  Accumulation Units                                            12
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  Accumulation Unit Value                                       12
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  Postponement of Payments                                      13
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TRANSFERS
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  General                                                       13
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  Transfers Authorized by Telephone                             13
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  Dollar Cost Averaging                                         14
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  Portfolio Rebalancing                                         14
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  Market Timing and Excessive Trading                           14
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  Trading Limitations                                           15
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INVESTMENT AND FIXED ACCOUNT OPTIONS
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  The Sub-Accounts and the Portfolios                           16
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  Voting Rights                                                 20
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  Additions, Deletions and Substitutions of Securities          20
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  The Fixed Account                                             21
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------
  Death Benefits                                                21
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  Death Benefit Options                                         21
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  Change to Death Benefit Option                                22
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  Change to Face Amount                                         22
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  Optional Insurance Benefits                                   22
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POLICY LOANS
--------------------------------------------------------------------------------
  General                                                       23
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  Loan Interest                                                 24
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  Loan Repayment                                                24
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                                                                PAGE

--------------------------------------------------------------------------------
  Pre-Existing Loan                                             24
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  Effect on Policy Value                                        24
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SURRENDERS AND WITHDRAWALS
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  Surrenders                                                    25
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  Partial Withdrawal                                            25
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SETTLEMENT OPTIONS                                              25
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MATURITY                                                        26
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period                                        26
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  Reinstatement                                                 26
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CANCELLATION AND CONVERSION RIGHTS
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  Free-Look Period                                              26
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  Conversion                                                    26
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge                                        27
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  Monthly Deduction                                             27
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  Policy Fee                                                    27
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  Administrative Expense Charge                                 27
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  Mortality and Expense Risk Charge                             27
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  Cost of Insurance Charge                                      27
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  Rider Charges                                                 28
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  Separate Account Income Taxes                                 28
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  Portfolio Charges                                             28
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  Surrender Charge                                              29
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  Transfer Fee                                                  30
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GENERAL POLICY PROVISIONS
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  Beneficiaries                                                 30
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  Assignment                                                    30
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  Dividends                                                     30
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ABOUT US
--------------------------------------------------------------------------------
  Allstate Life Insurance Company of New York                   30
--------------------------------------------------------------------------------
  The Separate Account                                          30
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FEDERAL TAXES
--------------------------------------------------------------------------------
  Introduction                                                  31
--------------------------------------------------------------------------------
  Taxation of the Company and the Separate Account              31
--------------------------------------------------------------------------------
  Taxation of Policy Benefits                                   31
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  Modified Endowment Contracts                                  32
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  Income Tax Withholding                                        32
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  Diversification Requirements                                  32
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  Ownership Treatment                                           33
--------------------------------------------------------------------------------
DISTRIBUTION                                                    33
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LEGAL PROCEEDINGS                                               34
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LEGAL MATTERS                                                   34
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FINANCIAL STATEMENTS                                            34
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                                 2  PROSPECTUS

--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                       38
--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 38 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2.   WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 10 and "Federal Taxes" beginning on page 31.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 31.

3.   WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 11.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 26.

4.   HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 27. For additional discussion of your Policy Value, please see "Policy Value" on page 12.

5.   WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to eight (8) Subaccounts or seven (7) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Portfolios" on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Excessive Trading Limits" on page 15.




                                 3  PROSPECTUS

6.   HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
27. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 12.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Premiums - Allocation of Premiums" on page 12.
 Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7.   MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 14.

8.   WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 23 and "Death Benefits and Optional Insurance Benefits" on page 20.

9.   HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10.   CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 22. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 31.

11.   DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes.  You may surrender your Policy at any time for its Net Surrender Value.
 Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount.
 For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 29.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 25.


                                 4  PROSPECTUS

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 31.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 23.

13.   CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14.   CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 26.

RISKS OF THE POLICY

1.   IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose.
 Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy.
 For more detail, please see "The Portfolios and Associated Risks" on page 6 and "Investment and Fixed Account Options" on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3.   CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 26. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 31.

4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 31.

5.   WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 25. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 31.

6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we


                                 5  PROSPECTUS
reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 14 and "Transfers - Trading Limitations" on page 15.

7.   WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions- Surrender Charge" on page 29. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 31.

8.   WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 32.

9.   WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 31.

THE PORTFOLIOS AND ASSOCIATED RISKS

1.   WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

2.   WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

3.   HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 6  PROSPECTUS

FEE TABLES
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                              TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge       When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(1)           Policy during the first
                              9 Policy Years.

                                                       Minimum:  $3.32 per
                                                        $1000.
 Minimum and Maximum                                   Maximum:  $46.51 per
 Initial Surrender Charge:                              $1000

 Initial Surrender Charge                              $19.31 per $1000.
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Transfer Fee (2)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Partial Withdrawal Service   When you make a           $10.00 per withdrawal
 Fee                          withdrawal.

Loan Interest (3)            When you have a Policy    Interest Rate on
                              loan.                     Preferred Loans 4%
                                                       Interest Rate on
                                                        Standard Loans 5%


(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

  The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 23.


                                 7  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Minimum and Maximum COI                                Guaranteed:
 Charge (1):                                            Minimum: $0.06 per
                                                        $1000.
                                                        Maximum: $83.33 per
                                                        $1000.
                                                       Current:
                                                        Minimum: $0.02 per
                                                        $1000.
                                                        Maximum: $31.99 per
                                                        $1000


Minimum & Maximum COI Charge                           Guaranteed:
 for a 45-year old Male                                 Minimum: $0.29 per
 Non-Smoker, $120,000 Face                              $1000.
 Amount                                                 Maximum: $83.33 per
                                                        $1000.
                                                       Current:
                                                        Minimum: $0.23 per
                                                        $1000.
                                                        Maximum: $20.96 per
                                                        $1000.

Administrative Expense Charge  Monthly during the      Minimum Annual Rate:
 (per $1000 Initial Face        first 10 Policy years   $0.25 per $1000
 Amount)(2)                                            Maximum Annual Rate:
                                                        $2.50 per $1000

Administrative Expense Charge  Monthly during the      Annual rate of : $0.96
 for a 45-year old Male         first 10 Policy years   per $1,000
 Non-Smoker, $120,000 Face
 Amount

Policy Fee                     Monthly                 Guaranteed: $10.00
                                                       Current:         $7.50

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-10: 0.55%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)(3)                                              Years 11+: 0.15%

..

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 27.
   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3)The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter.
   We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.


                                 8  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES

 Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below.
  The benefits provided under each rider are summarized in "Optional Insurance
                     Benefits" beginning on page 22 below:

         Optional Benefit                When Charge is          Amount Deducted
         ----------------                ---Deducted---          ---------------
                                            --------
CHILDREN'S LEVEL TERM RIDER (per            Monthly
 $1,000 unit of coverage                                     $0.50 per unit

ACCIDENTAL DEATH BENEFIT RIDER (per         Monthly
 $1,000 of benefit amount) (1)

Minimum and maximum COI Charge:                              Minimum COI: $0.02917
                                                              per $1,000
Minimum and maximum COI Charge for                           Maximum COI: $0.13083
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                             Minimum COI: $0.07000
                                                              per $1,000
                                                             Maximum COI: $0.13083
                                                              per $1,000

CONTINUATION OF PREMIUM RIDER (per          Monthly
 $100 of benefit amount) (2)

Minimum and maximum COI Charge:                              Minimum COI: $0.23000
                                                              per $100
Minimum and maximum COI Charge for                           Maximum COI: $1.54000
 a 45-year old male Non-Smoker,                               per $100
 $120,000 face amount:
                                                             Minimum COI: $0.53 per
                                                              $100
                                                             Maximum COI: $0.53 per
                                                              $100

ADDITIONAL INSURED RIDER (per               Monthly
 $1,000 of benefit amount) (3)

Minimum and maximum COI Charge:                              Guaranteed:
                                                             Minimum COI: $0.05750
                                                              per $1,000
                                                             Maximum COI: $83.33333
                                                              per $1,000
                                                             Current:
                                                             Minimum COI: $0.01833
                                                              per $1,000
Minimum and Maximum COI Charge for                           Maximum COI: $33.67500
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                             Guaranteed:
                                                             Minimum COI: $0.05750
                                                              per $1,000
                                                             Maximum COI: $83.33333
                                                              per $1,000
                                                             Current:
                                                             Minimum COI: $0.23216
                                                              per $1,000
                                                             Maximum COI: $22.06250
                                                              per $1,000

PRIMARY INSURED TERM INSURANCE              Monthly
 BENEFIT RIDER (per $1,000 of
 benefit amount (4)
                                                             Guaranteed:
Minimum and Maximum COI Charge:                              Minimum COI: $0.05750
                                                              per $1,000
                                                             Maximum COI: $83.33333
                                                              per $1,000
                                                             Current:
                                                             Minimum COI: $0.01900
                                                              per $1,000
Minimum and Maximum COI Charge for                           Maximum COI: $25.25583
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                             Guaranteed:
                                                             Minimum COI: $0.05750
                                                              per $1,000
                                                             Maximum COI: $83.33333
                                                              per $1,000
                                                             Current:
                                                             Minimum COI: $0.06167
                                                              per $1,000
                                                             Maximum COI: $17.03083
                                                              per $1,000

ACCELERATED DEATH BENEFIT RIDER (5)           N/A            N/A


(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                 9  PROSPECTUS

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.





PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERGE DAILY NET ASSETS)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                   PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                  Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,
and other expenses)                 0.10%                       4.64%
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2005.






PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------




APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us.
 Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your


                                 10  PROSPECTUS
application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 31. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
 Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 32 below for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 26. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 26.


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your


                                 11  PROSPECTUS

Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among eight (8) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 8 options. In the future, we may waive this limit.

Usually, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 26.


POLICY VALUE
--------------------------------------------------------------------------------




GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and
a date on which we are open for business.    Calculations for initial Premiums
and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and


                                 12  PROSPECTUS

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future.
 In the future, we may charge you the transfer fee described on page 30, although currently we are waiving it.

You currently may not have Policy Value in more than eight (8) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 12. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and


                                 13  PROSPECTUS
request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to eight options, including other Sub-Accounts or the Fixed Account.
 The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application.
 You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 13 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than eight (8) Sub-Accounts, or seven (7) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one period after the Issue Date. Otherwise, your first rebalancing occurs one period after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING
The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect


                                 14  PROSPECTUS
your Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Policy year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities;

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (i.e. International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
We reserve the right to assess short-term trading fees in connection with transfers from Variable Sub-Accounts that occur within a certain number of days following the date of allocation to the Variable Sub-Accounts. Such fees may vary by Variable Sub-Account, but will only apply to those Variable Sub-Accounts corresponding to underlying funds that assess such fees.


                                 15  PROSPECTUS

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.


Portfolio               Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (1)
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I                                              A I M ADVISORS, INC.
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I (2)
-------------------------------------------------------
AIM V.I. Demographic    Long-term growth of capital
 Trends Fund - Series
 I
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Alger American Growth   Long-term capital
 Portfolio - Class O     appreciation
-------------------------------------------------------FRED ALGER MANAGEMENT,
Alger American          Long-term capital              INC.
 Leveraged AllCap        appreciation
 Portfolio - Class O
-------------------------------------------------------
Alger American MidCap   Long-term capital
 Growth Portfolio -      appreciation
 Class O
-------------------------------------------------------------------------------
DWS VARIABLE SERIES II
-------------------------------------------------------------------------------
DWS Balanced VIP -      High total return, a           DEUTSCHE INVESTMENT
 Class A (3)             combination of income and     MANAGEMENT AMERICAS INC.
                         capital appreciation
-------------------------------------------------------------------------------
DWS INVESTMENTS VIT FUNDS
-------------------------------------------------------------------------------
DWS Equity 500 Index    To replicate as closely as
 VIP - Class A (3)       possible before deduction of
                         expenses, performance of the
                         S&P 500 Index which
                         emphasizes stocks of large    DEUTSCHE ASSET
                         U.S. companies.               MANAGEMENT INC.
-------------------------------------------------------
DWS Small Cap Index     To replicate as closely as
 VIP - Class A (3)       possible before deduction of
                         expenses, performance of the
                         Russell 2000 Index which
                         emphasizes stocks of small
                         U.S. companies.
-------------------------------------------------------------------------------

                                 16  PROSPECTUS


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP Asset      To obtain high total return
 Manager(SM) Portfolio   with reduced risk over the
 - Initial Class         long term by allocating its
                         assets among stocks, bonds,
                         and short-term instruments.
-------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP            Reasonable income by
 Equity-Income           investing primarily in
 Portfolio - Initial     income-producing equity
 Class                   securities.  In choosing
                         these securities, the fund
                         will also consider the
                         potential for capital
                         appreciation.  The fund's
                         goal is to achieve a yield
                         which exceeds the composite   FIDELITY MANAGEMENT &
                         yield on the securities       RESEARCH COMPANY
                         comprising the S&P 500.
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Initial     appreciation.
 Class
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Initial     correspond to the total
 Class                   return of common stocks
                         publicly traded in the
                         United States, as
                         represented by the Standard
                         & Poor's 500(SM) Index (S&P
                         500(R)).
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Initial     the preservation of capital.
 Class
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Initial Class           preservation of capital and
                         liquidity by investing in
                         money market instruments.
-------------------------------------------------------
Fidelity VIP Overseas   Long-term growth of capital.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Service Shares          of capital and balanced by
                         current income
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Forty Portfolio -
 Institutional Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital.
 Foreign Stock
 Portfolio - Service                                   JANUS CAPITAL MANAGEMENT
 Shares                                                LLC
-------------------------------------------------------
Janus Aspen Series Mid  Capital appreciation
 Cap Value Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 INTECH Risk-Managed
 Core Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Worldwide Growth       in a manner consistent with
 Portfolio - Service    the preservation of capital.
 Shares
-------------------------------------------------------
Janus Aspen Series      Capital appreciation
 Small Company Value
 Portfolio - Service
 Shares
-------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES , INC.
-------------------------------------------------------------------------------
Lazard Retirement       Long-term capital              LAZARD ASSET MANAGEMENT
 Emerging Markets        appreciation                  LLC
 Portfolio
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC
-------------------------------------------------------------------------------
Legg Mason Partners     Capital appreciation
 Variable All Cap
 Portfolio - Class I
 (4)
-------------------------------------------------------SALOMON BROTHERS ASSET
Legg Mason Partners     Maximum total return,          MANAGEMENT INC
 Variable High Yield     consistent with preservation
 Bond Portfolio -        of capital
 Class I (4)
-------------------------------------------------------
Legg Mason Partners     Long-term growth of capital
 Variable Investors      with current income as a
 Portfolio - Class I     secondary objective
 (4)
-------------------------------------------------------------------------------

                                 17  PROSPECTUS


MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS High Income Series  High current income by
 - Initial Class         investing primarily in a
                         professionally managed
                         diversified portfolio of
                         fixed income securities,
                         some of which may involve
                         equity features
-------------------------------------------------------
MFS Investors Growth    Long-term growth of capital
 Stock Series -          and future income rather
 Initial Class           than current income
-------------------------------------------------------
MFS Investors Trust     To provide long-term growth
 Series - Initial        of capital and secondarily
 Class                   to provide reasonable         MFS(TM) INVESTMENT
                         current income                MANAGEMENT
-------------------------------------------------------
MFS New Discovery       Capital appreciation.
 Series - Initial
 Class
-------------------------------------------------------
MFS Total Return        To provide above-average
 Series - Initial        income (compared to a
 Class                   portfolio invested entirely
                         in equity securities)
                         consistent with the prudent
                         employment of capital and
                         secondarily to provide a
                         reasonable opportunity for
                         growth of capital and
                         income.
-------------------------------------------------------------------------------
MFS Utilities Series -  Capital growth and current
 Initial Class          income
-------------------------------------------------------
MFS Value Series -      Capital appreciation and
 Initial Class           reasonable income
-------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer MidCap      Capital appreciation by
 Fund/VA (5)             investing in ''growth type''
                         companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA      appreciation by investing a
                         substantial portion of
                         assets in securities of       OPPENHEIMERFUNDS, INC.
                         foreign issuers, growth-type
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund(R)/ VA
-------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.
-------------------------------------------------------------------------------
Oppenheimer             Long term growth of capital
 International Growth    by investing under normal
 Fund/ VA                circumstances, at least 90%
                         of its total assets in        OPPENHEIMERFUNDS, INC.
                         equity securities of
                         companies wherever located,
                         the primary stock market of
                         which is outside of the
                         United States.
-------------------------------------------------------------------------------
PREMIER VIT
-------------------------------------------------------------------------------
Premier VIT OpCap       Long term capital
 Renaissance Portfolio   appreciation and income
-------------------------------------------------------
Premier VIT OpCap       Growth of capital and
 Balanced Portfolio      investment income             OPCAP ADVISORS LLC
-------------------------------------------------------
Premier VIT OpCap       Capital appreciation through
 Small Cap Portfolio    a diversified portfolio
                        consisting primarily of
                        securities of companies with
                        market capitalizations of
                        under $2 billion at time of
                        purchase.
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond  Maximum total return,
 Portfolio (U.S.         consistent with preservation
 Dollar-Hedged) -        of capital and prudent
 Administrative Shares   investment management.
-------------------------------------------------------
PIMCO VIT Money Market  Maximum current income,
 Portfolio -             consistent with preservation  PACIFIC INVESTMENT
 Administrative Shares   of capital and daily          MANAGEMENT COMPANY LLC
                         liquidity
-------------------------------------------------------
PIMCO VIT Real Return   Maximum real return,
 Portfolio -             consistent with preservation
 Administrative Shares   of real capital and prudent
                         investment management
-------------------------------------------------------
PIMCO VIT Total Return  Maximum total return,
 Portfolio -             consistent with preservation
 Administrative Shares   of capital and prudent
                         investment management.
-------------------------------------------------------------------------------

                                 18  PROSPECTUS


PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT High Yield    High current income. Capital
 Fund - Class IA         growth is a secondary goal
                         when consistent with
                         achieving high current        PUTNAM INVESTMENT
                         income.                       MANAGEMENT, LLC
-------------------------------------------------------
Putnam VT               Capital growth. Current
 International Growth    income is a secondary
 and Income Fund -       objective.
 Class IA
-------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-------------------------------------------------------------------------------
Rydex VT Sector         Long-term capital              RYDEX INVESTMENTS
 Rotation Fund           appreciation.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
T. Rowe Price Blue      Long-term capital growth.
 Chip Growth Portfolio   Income is a secondary         T. ROWE PRICE
 - I                     objective.                    ASSOCIATES, INC.
-------------------------------------------------------
T. Rowe Price Equity    Substantial dividend income
 Income Portfolio - I    as well as long-term growth
                         of capital.
-------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------
Van Eck Worldwide       Long-term capital
 Emerging Markets Fund   appreciation by investing
                         primarily in equity
                         securities in emerging
                         markets around the world
-------------------------------------------------------VAN ECK ASSOCIATES
Van Eck Worldwide       Consistent absolute            CORPORATION
 Absolute Return Fund    (positive) returns in
                         various market cycles
-------------------------------------------------------
Van Eck Worldwide Hard  Long-term capital
 Assets Fund             appreciation by investing
                         primarily in "hard asset
                         securities" with income as a
                         secondary consideration
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Equity   Long-term capital
 Growth Portfolio,       appreciation by investing
 Class I                 primarily in growth-oriented
                         equity securities of U.S.
                         and foreign companies
-------------------------------------------------------
Van Kampen UIF High     Above-average total return
 Yield Portfolio,       over a market cycle of three
 Class I                to five years by investing     VAN KAMPEN (6)
                        primarily in high yield
                        securities.
-------------------------------------------------------
Van Kampen UIF U.S.     Above average current income
 Real Estate             and long-term capital
 Portfolio, Class I      appreciation by investing
                         primarily in equity
                         securities of companies in
                         the U.S. real estate
                         industry, including real
                         estate investment trusts
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT          Capital growth
 Aggressive Growth
 Portfolio, Class II
-------------------------------------------------------VAN KAMPEN ASSET
Van Kampen LIT          High current return            MANAGEMENT
 Government Portfolio,   consistent with preservation
 Class I                 of capital
-------------------------------------------------------
 Van Kampen LIT Growth  Long-term growth of capital
 and Income Portfolio,   and income.
 Class I
-------------------------------------------------------------------------------


(1) The investment objective(s) of each Sub-Account may be changed by the Board of Directors without shareholder approval.

(2) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series I was reorganized into the AIM V.I. Core Equity Fund - Series I.

(3) Effective February 6, 2006, Scudder Investments changed its name to DWS
   Scudder Investments.   We have made a corresponding name change to the
   Variable Sub-Accounts that invest in the DWS Scudder Investment portfolios.

(4) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(5) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund changed its name to the Oppenheimer MidCap Fund/VA. We have made a corresponding change to the name of the Variable Sub-Account that invests in this Portfolio.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.


                                 19  PROSPECTUS

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.
 Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.


VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions.
 However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. We vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy.

Any substitution of securities will comply with the requirements of the 1940
Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


                                 20  PROSPECTUS

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.
 Please see "Optional Insurance Benefits" beginning on page 22. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in

                                 21  PROSPECTUS

Policy Value would have the following effects on the Death Benefit:

                 EXAMPLES                       A          B

Face Amount                                  $100,000   $100,000
Death Benefit Option                            1          1
Insured's Age                                   45         45
Policy Value on Date of Death                $48,000    $34,000
Applicable Corridor Percentage                 215%       215%
Death Benefit                                $103,200   $100,000


In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 29 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 31.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, which is only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Children's Level Term Rider.
----------------------------

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22/ND/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the

                                 22  PROSPECTUS
child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22/ND/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

Accidental Death Benefit Rider.
-------------------------------

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 65/TH/ birthday; or (3) you ask to end the rider.

Continuation of Premium Rider.
------------------------------

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

Additional Insured Rider.
-------------------------

This rider provides life insurance coverage on an additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

Primary Insured Term Insurance Benefit Rider.
---------------------------------------------

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until you reach age 80. Until you reach age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until you reach age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Insurance Benefit Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Insurance Benefit Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Insurance Benefit Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

Accelerated Death Benefit Rider.
--------------------------------

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)50% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii) pro-rata amount of any outstanding Policy Loan; and

(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.


POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."


                                 23  PROSPECTUS

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. We usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate on standard loans is currently 5.0% per year.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000



EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

                                 24  PROSPECTUS

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. We pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest.  We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a ------------------------------------------------- monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

                                 25  PROSPECTUS

  Option D - Joint and Survivor.  We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.


LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice informing you of the amount to be paid by you before the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 21. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK  PERIOD.  You may cancel your Policy by  returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending

                                 26  PROSPECTUS
your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $7.50 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized depending on the Insured's age at Policy Issue. The maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. The Administrative Expense Charge is waived after the Insured's age 100.


MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's Age 100.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 7 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                         $100,000
Death Benefit Option                                       1

                                 27  PROSPECTUS

Policy Value on the Current Monthly Deduction Day   $ 30,000
Insured's Attained Age                                    45
Corridor Percentage                                      215%
Death Benefit                                       $100,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 X 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% X $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 12. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance
rate.   Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 7 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 22.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to
0.25% annually of net assets.    We receive Rule 12b-1 fees or service fees
directly from

                                 28  PROSPECTUS
some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's Age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is Age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                                                                $19.31
Male Smoker                                                                    $23.49
Female Non-Smoker                                                              $16.00
Female Smoker                                                                  $18.28


Accordingly, if the Insured were a male non-smoker Age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $1,931.

The rates for each category are greater or lesser according to the Age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker                                                              $46.06
Male Smoker                                                                  $46.51
Female Non-Smoker                                                            $42.56
Female Smoker                                                                $46.33


If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, Age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

                    MALE,    MALE,    FEMALE,     FEMALE,
                  NONSMOKER  SMOKER  NONSMOKER    SMOKER
  POLICY YEAR      AGE 45    AGE 45    AGE 45     AGE 45
  -----------      ------    ------    ------     ------
       1            100%      100%      100%       100%
       2            100%      100%      100%       100%
       3            100%      100%      100%       100%
       4             85%       85%       85%        85%
       5             71%       71%       71%        71%
       6             57%       57%       57%        57%
       7             43%       43%       43%        43%
       8             29%       28%       28%        28%
       9             15%       15%       14%        15%
       10             0%        0%        0%         0%


Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 X 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's Age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.


                                 29  PROSPECTUS

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

 We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS.  We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK. Allstate Life Insurance Company of New York ("Allstate New York") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 82656, Lincoln, NE 68501-2656. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life Insurance Company of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the

                                 30  PROSPECTUS

Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 32.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

                                 31  PROSPECTUS

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.




                                 32  PROSPECTUS

INCOME TAX WITHHOLDING

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


DISTRIBUTION
--------------------------------------------------------------------------------

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc ("NASD").

ALFS does not sell Policies directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies.
 Commissions paid vary, but we may pay up to a maximum sales commission of approximately 85% of all Premiums plus 3% of any additional Premiums in the
first ten years.   In addition, we may pay a trail commission of 0.15% of Policy
Value on Policies that have been in force for at least five years. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered


                                 33  PROSPECTUS
representatives. For more information on the compensation associated with this Policy that your registered representative or his or her bank or brokerage firm may receive, please consult your registered representative.

Allstate New York does not pay ALFS a commission for distribution of the Policies. ALFS compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

Allstate New York is currently undergoing a periodic market conduct examination by the New York State Department of Insurance. The Department is focusing, as they have with other insurers, on Allstate New York's compliance with the state's replacement sales and record-keeping processes with regard to life insurance and annuities among other issues. They have alleged that Allstate New York failed to meet the requirements of applicable regulations. In relation to this examination Allstate New York accrued $15 million of additional benefits in 2005. The ultimate outcome of this examination is currently under discussion with the New York State Department of Insurance.

There are no pending material legal proceedings to which the Separate Account is a party. Allstate New York and its subsidiaries, if any, are engaged in routine lawsuits, which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

In the event of an unfavorable outcome in one or more of the above matters, the ultimate liability may be in excess of amounts currently reserved and may be material to Allstate New York's operating results or cash flows for a particular quarter or annual period. Based on information currently known to it, management believes that the ultimate outcome of all matters described above as they are resolved over time is not likely to have a material adverse effect on the financial position of the Separate Account or Allstate New York.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Michael Velotta, General Counsel, Allstate New York.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, as of December 31, 2005, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


                                 34  PROSPECTUS

ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES
--------------------------------------------------------------------------------

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 5% or 10%. The tables on page 35 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,250.00. The Safety Net Premium (see Safety Net Premium, page 11) for the illustrated Policy is $1,136.40.
 Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for twenty years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on pages 35-36 assumes current charges and cost of insurance rates, while the illustration on pages 36-37 assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the average total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.98%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios.
 Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first ten Policy Years is an annual rate of 0.55% of the average net assets of the Sub-Accounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $7.50 for the current illustrations and $10.00 for the guaranteed illustrations, and the monthly administrative expense fee of $9.00. The monthly policy fee currently is $7.50 and is guaranteed not to exceed $10.00 per month.
 The amount of the administrative expense fee will vary with Issue Age and Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 5%, and 10%, "Assuming Current Costs" correspond to approximate net annual rates of -0.98%, 4.02%, and 9.02%, respectively. The illustrated gross annual investment rates of return of 0%, 5%, and 10%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.98%, 4.02%, and 9.02%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 5%, and 10% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Tax Matters," page 31.)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1

                                 35  PROSPECTUS

                 CURRENT COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         5% GROSS        10% GROSS
                    -0.98% NET       4.02% NET        9.02% NET
       1          120,000          120,000         120,000
       2          120,000          120,000         120,000
       3          120,000          120,000         120,000
       4          120,000          120,000         120,000
       5          120,000          120,000         120,000
       6          120,000          120,000         120,000
       7          120,000          120,000         120,000
       8          120,000          120,000         120,000
       9          120,000          120,000         120,000
       10         120,000          120,000         120,000
       15         120,000          120,000         120,000
  20 (Age 65)     120,000          120,000         120,000
  30 (Age 75)     120,000          120,000         246,162
  40 (Age 85)     **               144,638         585,437
  55 (Age 100)    **               274,389         1,970,058




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   5% GROSS   10% GROSS    POLICY YEAR     0% GROSS   5% GROSS   10% GROSS
               -0.98% NET  4.02% NET  9.02% NET                   -0.98% NET  4.02% NET  9.02% NET
      1           1,577       1,670       1,762         1                -           -           -
      2           3,057       3,321       3,595         2              740       1,004       1,278
      3           4,483       4,999       5,552         3            2,165       2,681       3,234
      4           5,862       6,710       7,650         4            3,893       4,741       5,681
      5           7,220       8,482       9,929         5            5,575       6,837       8,283
      6           8,547      10,305      12,392         6            7,226       8,984      11,071
      7           9,926      12,268      15,142         7            8,929      11,271      14,146
      8          11,399      14,415      18,244         8           10,727      13,743      17,572
      9          12,806      16,596      21,570         9           12,459      16,248      21,223
     10          14,147      18,810      25,140        10           14,147      18,810      25,140
     15          20,896      31,763      49,295        15           20,896      31,763      49,295
 20 (Age 65)     26,074      46,543      86,208   (20 (Age 65)      26,074      46,543      86,208
 30 (Age 75)     27,626      82,755     230,058    30 (Age 75)      27,626      82,755     230,058
 40 (Age 85)         **     137,751     557,559    40 (Age 85)          **     137,751     557,559
55 (Age 100)         **     271,672   1,950,552   55 (Age 100)          **     271,672   1,950,552



Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


                                 36  PROSPECTUS

               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1


               GUARANTEED COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         5% GROSS        10% GROSS
                    -0.98% NET       4.02% NET        9.02% NET
       1          120,000          120,000         120,000
       2          120,000          120,000         120,000
       3          120,000          120,000         120,000
       4          120,000          120,000         120,000
       5          120,000          120,000         120,000
       6          120,000          120,000         120,000
       7          120,000          120,000         120,000
       8          120,000          120,000         120,000
       9          120,000          120,000         120,000
       10         120,000          120,000         120,000
       15         120,000          120,000         120,000
  20 (Age 65)     120,000          120,000         120,000
  30 (Age 75)     **               120,000         201,090
  40 (Age 85)     **               **              474,631
  55 (Age 100)    **               **              1,542,866




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   5% GROSS   10% GROSS    POLICY YEAR     0% GROSS   5% GROSS   10% GROSS
               -0.98% NET  4.02% NET  9.02% NET                   -0.98% NET  4.02% NET  9.02% NET
      1           1,470      1,559        1,649         1                -          -            -
      2           2,890      3,144        3,408         2              573        827        1,091
      3           4,260      4,755        5,287         3            1,942      2,438        2,970
      4           5,576      6,391        7,294         4            3,607      4,421        5,324
      5           6,839      8,049        9,437         5            5,193      6,403        7,792
      6           8,042      9,726       11,726         6            6,721      8,405       10,405
      7           9,182     11,418       14,168         7            8,185     10,422       13,172
      8          10,252     13,120       16,773         8            9,580     12,448       16,101
      9          11,246     14,826       19,548         9           10,899     14,478       19,201
     10          12,159     16,529       22,507        10           12,159     16,529       22,507
     15          16,128     25,948       42,153        15           16,128     25,948       42,153
 20 (Age 65)     16,814     34,759       71,198   (20 (Age 65)      16,814     34,759       71,198
 30 (Age 75)         **     42,375      187,934    30 (Age 75)          **     42,375      187,934
 40 (Age 85)         **         **      452,030    40 (Age 85)          **         **      452,030
55 (Age 100)         **         **    1,527,590   55 (Age 100)          **         **    1,527,590



Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value


                                 37  PROSPECTUS
   and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest.
 Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.


                                 38  PROSPECTUS

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life Insurance Company of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                 39  PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



            DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2006

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


     This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.



                   Allstate Life Insurance Company of New York
                                 P. O. Box 82565
                             Lincoln, NE 68501-2656


              The Date of this Statement of Additional Information
                  and of the related Prospectus is May 1, 2006





                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  .................................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES..


                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York" or "Allstate New York."

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).


Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

               Allstate Life of New York Variable Life Account A.

Allstate Life of New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.




                                     EXPERTS

     The financial statements of Allstate Life Insurance Company of New York as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and separate accounts in
2004), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of the sub-accounts comprising Allstate Life of New York Variable Life Separate Account A as of December 31, 2005 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.



                                   DISTRIBUTOR

     ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

     Allstate New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.



                                                          2002      2003     2004     2005
Commission paid to ALFS that were paid to other
broker-dealers and registered representatives               0        0         0        0
Commission kept by ALFS                                     0        0         0        0
Other fees paid to ALFS for distribution services           0        0         0        0




                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis.
The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all Premiums up to the first year Safety Net Premium plus 3% of any additional Premiums. Registered representatives also may be eligible for a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

     Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, as of December 31, 2005, and for each of the periods in the two-year period then ended the financial statements of Allstate New York as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2005 and 2004, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2005. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 10, 2006

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
(IN THOUSANDS)                                                                        2005        2004       2003
                                                                                   ---------   ---------   ---------
REVENUES
Premiums (net of reinsurance ceded of $16,046, $16,133 and $8,021)                 $  68,538   $  76,550   $  68,011
Contract charges                                                                      66,280      59,834      53,018
Net investment income                                                                356,162     302,055     264,854
Realized capital gains and losses                                                     (5,192)     (9,297)     (8,518)
                                                                                   ---------   ---------   ---------
                                                                                     485,788     429,142     377,365
                                                                                   ---------   ---------   ---------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $8,510, $7,536 and $5,219)       183,227     182,150     167,221
Interest credited to contractholder funds                                            161,936     129,804     106,020
Amortization of deferred policy acquisition costs                                     41,663      25,971      29,969
Operating costs and expenses                                                          43,497      42,115      36,978
                                                                                   ---------   ---------   ---------
                                                                                     430,323     380,040     340,188
GAIN (LOSS) ON DISPOSITION OF OPERATIONS                                                   1       1,326      (4,458)
                                                                                   ---------   ---------   ---------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX                                           55,466      50,428      32,719
Income tax expense                                                                    20,945      17,925      12,029
                                                                                   ---------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX          34,521      32,503      20,690
Cumulative effect of change in accounting principle, after-tax                             -      (7,586)          -
                                                                                   ---------   ---------   ---------
NET INCOME                                                                            34,521      24,917      20,690
                                                                                   ---------   ---------   ---------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses                                    (26,287)     16,531     (30,931)
                                                                                   ---------   ---------   ---------
COMPREHENSIVE INCOME (LOSS)                                                        $   8,234   $  41,448   $ (10,241)
                                                                                   =========   =========   =========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                                DECEMBER 31,
                                                                                        ---------------------------
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                       2005           2004
                                                                                        ------------   ------------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $5,535,396 and $5,012,977)    $  5,989,263   $  5,545,647
   Mortgage loans                                                                            633,789        480,280
   Short-term                                                                                 63,057        111,509
   Policy loans                                                                               36,698         34,948
   Other                                                                                       3,740          4,638
                                                                                        ------------   ------------
      Total investments                                                                    6,726,547      6,177,022

Cash                                                                                           3,818          8,624
Deferred policy acquisition costs                                                            318,551        238,173
Accrued investment income                                                                     62,452         55,821
Reinsurance recoverables                                                                      12,729          8,422
Current income taxes receivable                                                                    -            367
Other assets                                                                                  35,760         17,665
Separate Accounts                                                                            928,824        792,550
                                                                                        ------------   ------------
        TOTAL ASSETS                                                                    $  8,088,681   $  7,298,644
                                                                                        ============   ============

LIABILITIES
Reserve for life-contingent contract benefits                                           $  1,869,875   $  1,782,451
Contractholder funds                                                                       4,349,395      3,802,846
Deferred income taxes                                                                         73,399         90,760
Other liabilities and accrued expenses                                                       188,123        180,904
Payable to affiliates, net                                                                     5,249          8,831
Current income tax payable                                                                     5,412              -
Reinsurance payable to parent                                                                    971          1,067
Separate Accounts                                                                            928,824        792,550
                                                                                        ------------   ------------
        TOTAL LIABILITIES                                                                  7,421,248      6,659,409
                                                                                        ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized,
  issued and outstanding                                                                       2,500          2,500
Additional capital paid-in                                                                   140,000        120,000
Retained income                                                                              395,965        361,480
Accumulated other comprehensive income:
   Unrealized net capital gains and losses                                                   128,968        155,255
                                                                                        ------------   ------------
        Total accumulated other comprehensive income                                         128,968        155,255
                                                                                        ------------   ------------
        TOTAL SHAREHOLDER'S EQUITY                                                           667,433        639,235
                                                                                        ------------   ------------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  8,088,681   $  7,298,644
                                                                                        ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                      DECEMBER 31,
                                                           ---------------------------------
(IN THOUSANDS)                                                2005        2004        2003
                                                           ---------   ---------   ---------
COMMON STOCK                                               $   2,500   $   2,500   $   2,500
                                                           ---------   ---------   ---------

ADDITIONAL CAPITAL PAID IN
Balance, beginning of year                                   120,000      55,787      55,787
Capital contribution                                          20,000      64,213           -
                                                           ---------   ---------   ---------
Balance, end of year                                         140,000     120,000      55,787
                                                           ---------   ---------   ---------

RETAINED INCOME
Balance, beginning of year                                   361,480     336,563     315,873
Net income                                                    34,521      24,917      20,690
Dividends                                                        (36)          -           -
                                                           ---------   ---------   ---------
Balance, end of year                                         395,965     361,480     336,563
                                                           ---------   ---------   ---------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                   155,255     138,724     169,655
Change in unrealized net capital gains and losses            (26,287)     16,531     (30,931)
                                                           ---------   ---------   ---------
Balance, end of year                                         128,968     155,255     138,724
                                                           ---------   ---------   ---------

TOTAL SHAREHOLDER'S EQUITY                                 $ 667,433   $ 639,235   $ 533,574
                                                           =========   =========   =========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
(IN THOUSANDS)                                                                         2005           2004          2003
                                                                                   -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $    34,521    $    24,917    $    20,690
Adjustments to reconcile net income to net cash provided by operating activities
    Amortization and other non-cash items                                              (58,887)       (51,544)       (49,547)
    Realized capital gains and losses                                                    5,192          9,297          8,518
    (Gain) loss on disposition of operations                                                (1)        (1,326)         4,458
    Cumulative effect of change in accounting principle                                      -          7,586              -
    Interest credited to contractholder funds                                          161,936        129,804        106,020
    Changes in:
        Reserve for life-contingent contract benefits and contractholder funds          36,533         32,492         21,200
        Deferred policy acquisition costs                                              (26,542)       (66,532)       (28,937)
        Income taxes                                                                     2,591         12,091         (3,715)
        Other operating assets and liabilities                                         (15,285)        (7,442)       (11,917)
                                                                                   -----------    -----------    -----------
            Net cash provided by operating activities                                  140,058         89,343         66,770
                                                                                   -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                         481,745        485,522        251,569
Investment collections
    Fixed income securities                                                            160,281        184,317        210,569
    Mortgage loans                                                                      54,795         26,714         24,345
Investments purchases
    Fixed income securities                                                         (1,086,370)    (1,758,452)    (1,027,047)
    Mortgage loans                                                                    (205,389)      (119,953)       (87,889)
Change in short-term investments, net                                                   29,687        (29,248)         9,866
Change in other investments, net                                                         2,305          2,678            291
Change in policy loans                                                                  (1,750)          (841)          (349)
                                                                                   -----------    -----------    -----------
            Net cash used in investing activities                                     (564,696)    (1,209,263)      (618,645)
                                                                                   -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                                                    20,000         64,213              -
Contractholder fund deposits                                                           878,614      1,385,364        728,788
Contractholder fund withdrawals                                                       (478,782)      (331,764)      (187,868)
                                                                                   -----------    -----------    -----------
            Net cash provided by financing activities                                  419,832      1,117,813        540,920
                                                                                   -----------    -----------    -----------

NET DECREASE IN CASH                                                                    (4,806)        (2,107)       (10,955)
CASH AT BEGINNING OF YEAR                                                                8,624         10,731         21,686
                                                                                   -----------    -----------    -----------
CASH AT END OF YEAR                                                                $     3,818    $     8,624    $    10,731
                                                                                   ===========    ===========    ===========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management has identified the Company as a single segment entity.

     To conform to the 2005 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products to individual customers through several distribution channels. The principal products are deferred and immediate fixed annuities, variable annuities, interest-sensitive and traditional life insurance, variable life insurance and supplemental accident and health insurance.

     The Company is authorized to sell life insurance, retirement and investment products in the state of New York. The Company distributes its products to individuals through multiple intermediary distribution channels, including Allstate exclusive agencies, independent agencies, banks, broker-dealers, and specialized structured settlement brokers. The Company sells products through independent agencies affiliated with master brokerage agencies. Independent workplace enrolling agencies and Allstate exclusive agencies also sell the Company's supplemental accident and health insurance products to employees of small and medium size firms. Although the Company currently benefits from agreements with financial services entities that market and distribute its products, change in control of these non-affiliated entities could negatively impact the Company's sales. Approximately 56% of 2005 sales of structured settlement annuities were sold through four specialized structured settlement brokers.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation, or permit the establishment, of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed, commercial mortgage-backed and asset-backed securities, and redeemable preferred stocks. Fixed income securities may be sold prior to their contractual maturity ("available for sale") and are carried at fair value. The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, are reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales. Cash received from maturities and pay-downs is reflected as a component of investment collections.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances, if any. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and include the reinvestment of collateral received in connection with securities lending activities. For these transactions, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to return the collateral.

     Policy loans are carried at the unpaid principle balances. Other investments consist primarily of derivative financial instruments.

     Investment income consists primarily of interest and is recognized on an accrual basis. Interest income on mortgage-backed, commercial mortgage-backed and asset-backed securities is determined using the effective yield method, considering estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment dispositions, write-downs in value due to other than temporary declines in fair value and changes in the fair value of certain derivatives. Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. Realized capital gains and losses on investment dispositions are determined on a specific identification basis.

     The Company recognizes other-than-temporary impairment losses on fixed income securities when the decline in fair value is deemed other than temporary (see Note 6).

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include foreign currency swaps, interest rate caps, interest rate futures, and reinvestment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative (see Note 4). Foreign currency swaps involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. Interest rate cap agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap, applied to a notional amount. Interest rate futures are defined as commitments to buy or sell designated financial instruments based on specified prices or yields. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain variable life and annuity contracts.

     All derivatives are accounted for on a fair value basis and reported as other investments, reinsurance recoverables, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contracts. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in contract benefits or realized capital gains and losses. When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess how effective the hedging instrument is in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged item's or transaction's variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses.

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     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in accumulated other comprehensive income as unrealized net capital gains and losses. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged transaction affects net income or when the forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset becomes impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as a non-hedge, or when the derivative has been terminated, the gain or loss recognized on the item being hedged and used to adjust the book value of the asset, liability or portion thereof is amortized over the remaining life of the hedged item to net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item of a fair value hedge is an asset, which has become impaired, the adjustment made to the book value of the asset is subject to the accounting policies applied to impaired assets. When a derivative financial instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative financial instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. If the cash flow hedge is no longer effective, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the remaining hedged item affects net income.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate and equity price risk management strategies for which hedge accounting is not applied. These derivatives consist of interest rate caps, financial futures contracts, and reinvestment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative.

     Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item, with the results of the associated risk. Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following during the reporting period: realized capital gains and losses or contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks respectively within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

SECURITIES LOANED

     Securities lending transactions are used primarily to generate net investment income. The Company receives collateral for securities loaned in an amount generally equal to 102% of the fair value of fixed income securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large brokerage firms.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to such revenue such that profits are recognized over the lives of the contracts.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and early surrender. These revenues are recognized when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration, and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") in 2004, interest credited also includes amortization of deferred sales inducement ("DSI") expenses. DSI is amortized into interest credited using the same method used to amortize deferred policy acquisition costs ("DAC").

     Separate account products include variable annuities and variable life insurance contracts. The assets supporting these products are legally segregated and available only to settle separate account contract obligations. Deposits received are reported as separate accounts liabilities. Contract charges for these products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits incurred on variable annuity and life insurance contracts.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting costs. DSI costs, which are deferred and recorded as other assets, related to sales inducements offered on sales to new customers, principally on fixed and variable annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. DAC is amortized to income and included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and written down when necessary.

     For traditional life insurance and other premium paying contracts, DAC is amortized in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are determined based upon conditions as of the date of policy issuance and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For internal exchanges of traditional life insurance, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life, fixed and variable annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") earned over the estimated lives of the contracts. The amortization periods range from 15-30 years; however, estimates of customer surrender rates, partial withdrawals and deaths generally result in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of total gross profits. AGP and EGP consist of the following components: benefit margins, primarily from mortality, including guaranteed minimum death, income, withdrawal and accumulation benefits; investment margin including realized capital gains and losses; and contract administration, surrender and other contract charges, less maintenance expenses.

     DAC and DSI amortization for variable annuity and life contracts is estimated using stochastic modeling and is significantly impacted by the anticipated return on the underlying funds. The Company's long-term expectation of separate accounts fund performance, net of fees, was approximately 7% in 2005 and 8% in 2004 and 2003. Whenever actual separate accounts fund performance based on the two most recent years varies from the expectation, the Company projects performance levels over the next five years such that the mean return over a seven-year period equals the long-term expectation. This approach is commonly referred to as "reversion to the mean" and is commonly used by the life insurance industry as an appropriate method for amortizing variable annuity and life DAC and DSI. In applying the reversion to the mean process, the Company does not allow the future mean rates of return including fees projected over the five-year period to exceed 12.75% or fall below 0%. The Company periodically evaluates the results of utilization of this process to confirm that it is reasonably possible that variable annuity and life fund performance will revert to the expected long-term mean within this time horizon.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, variable annuities and investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

     Any amortization of DAC or DSI that would result from changes in unrealized gains or losses had those gains or losses actually been realized during the reporting period is recorded net of tax in other comprehensive income.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from reinsurers (see Note 9). The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of the reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

     The Company has reinsurance treaties through which it cedes primarily re-investment related risk on its structured settlement annuities, guaranteed minimum accumulation benefits ("GMABs"), guaranteed minimum withdrawal benefits ("GMWBs") and certain guaranteed minimum death benefits ("GMDBs") to ALIC. The terms of the treaties related to the structured settlement annuities, GMABs and GMWBs meet the accounting definition of a derivative under Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities". Accordingly, these items are recorded in the Statement of Financial Position at fair value. For the treaty pertaining to the re-investment related risk on structured settlement annuities, changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 4). For the treaty pertaining to the GMABs and GMWBs, changes in the fair value of the treaty are recognized in contract benefits.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life and supplemental accident and health insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life, fixed annuities, and variable annuity and life deposits allocated to fixed accounts. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for secondary guarantees on variable annuities.

SEPARATE ACCOUNTS

     The Company issues variable annuities and variable life insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. The assets of the separate accounts are carried at fair value. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Revenues to the Company from the separate accounts consist of contract charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Deposits to the separate accounts are not included in cash flows.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $882.2 million and $758.4 million of equity, fixed income and balanced mutual funds and $44.0 million and $32.3 million of money market mutual funds at December 31, 2005 and 2004, respectively.

LIABILITIES FOR VARIABLE CONTRACT GUARANTEES

     The Company offers various guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (death benefits), upon annuitization (income benefits), upon periodic withdrawal (withdrawal benefits), or at specified dates during the accumulation period (accumulation benefits). Liabilities for variable contract guarantees related to death benefits are included in reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position (see Note 8).

     Pursuant to the adoption of SOP 03-1 in 2004, the liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

     Guarantees related to accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to extend mortgage loans and purchase private placement securities have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7).

ADOPTED ACCOUNTING STANDARDS

SOP 03-1, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN
  NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" ("SOP 03-1")

     On January 1, 2004, the Company adopted SOP 03-1. The major provisions of the SOP affecting the Company require:

     - Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
     - Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.

     The cumulative effect of the change in accounting principle from implementing SOP 03-1 was a loss of $7.6 million, after-tax ($11.7 million, pre-tax). It was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $942 thousand, pre-tax, and a reduction in DAC and DSI of $10.7 million, pre-tax.

     The SOP requires consideration of a range of potential results to estimate the cost of variable annuity death benefits and income benefits, which generally necessitates the use of stochastic modeling techniques. To maintain consistency with the assumptions used in the establishment of reserves for variable annuity guarantees, the Company utilized the results of this stochastic modeling to estimate expected gross profits, which form the basis for determining the amortization of DAC and DSI. This new modeling approach resulted in a lower estimate of expected gross profits, and therefore resulted in a write-down of DAC and DSI.

     In 2005 and 2004, DSI and related amortization is classified within the Statements of Financial Position and Operations and Comprehensive Income as other assets and interest credited to contractholder funds, respectively (See
Note 10).

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ("AICPA") TECHNICAL PRACTICE
  AID ("TPA") RE. SOP 03-1

     In September 2004, the staff of the AICPA, aided by industry experts, issued a set of technical questions and answers on financial accounting and reporting issues related to SOP 03-1 that will be included in the AICPA's TPAs. The TPA addresses a number of issues related to SOP 03-1 including when it is necessary to establish a liability in addition to the account balance for certain contracts such as single premium and universal life that meet the definition of an insurance contract and have amounts assessed against the contractholder in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function. The impact of adopting the provisions of the TPA did not have a material effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARDS

FINANCIAL ACCOUNTING STANDARDS BOARD STAFF POSITION NO. FAS 115-1, "THE MEANING
  OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" ("FSP FAS 115-1")

     In November 2005, the Financial Accounting Standards Board ("FASB") issued FSP FAS 115-1, which nullifies the guidance in paragraphs 10-18 of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other than temporary impairment guidance. FSP FAS 115-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent accounting for an impaired debt security. FSP FAS 115-1 is effective for reporting periods beginning after December 15, 2005. The adoption of FSP FAS 115-1 may have a material impact on the Company's Statements of Operations and Comprehensive Income but is not expected to have a material impact on the Company's Statements of Financial Position as fluctuations in fair value are already recorded in accumulated other comprehensive income.

STATEMENT OF POSITION 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED
  ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1")

     In October 2005, the AICPA issued SOP 05-1. SOP 05-1 provides accounting guidance for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacement contracts are those that are substantially changed from the replaced contract and are accounted for as an extinguishment of the replaced contract. Nonintegrated contract features are accounted for as separately issued contracts. Modifications resulting from the election of a feature or coverage within a contract or from an integrated contract feature generally do not result in an internal replacement contract subject to SOP 05-1 provided certain conditions are met. The provisions of SOP 05-1 are effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company's accounting policy for internal replacements is generally consistent with the accounting guidance prescribed in SOP 05-1. The Company is currently assessing the impact of SOP 05-1 on the results of operations and financial position of the Company.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 154, ACCOUNTING CHANGES AND
  ERROR CORRECTIONS ("SFAS NO. 154")

     In May 2005, the FASB issued SFAS No. 154, which replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise promulgated. SFAS No. 154 is effective for fiscal years beginning after December 15, 2005. SFAS No. 154, upon adoption, is not expected to have a material effect on the results of operations or financial position of the Company.

SFAS NO. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT
  OF FASB STATEMENTS NO. 133 AND 140 ("SFAS NO. 155")

     In February 2006 the FASB issued SFAS No. 155, which resolves issues addressed in Statement 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." SFAS No. 155, among other things, permits the fair value remeasurement of any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133; and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation. SFAS No. 155 is effective for all financial instruments acquired or issued in a fiscal year beginning after September 15, 2006. The Company is currently assessing the impact of SFAS No. 155 on its results of operations and financial position.

3.  DISPOSITIONS

     In 2003, the Company announced its intention to exit the direct response distribution business and, based on its decision to sell the business, reached a measurement date that resulted in the recognition of an estimated loss on the disposition of $4.5 million ($2.9 million, after-tax). In 2004, the Company disposed of substantially all of the direct response distribution business pursuant to reinsurance transactions with a subsidiary of Citigroup and Scottish Re (U.S.) Inc. In connection with the disposal activities, the Company recorded a gain on disposition of $1 thousand ($1 thousand after-tax) and $1.3 million ($862 thousand after-tax) in 2005 and 2004, respectively (see Notes 9 and 10).

SUBSEQUENT EVENT

     On March 8, 2006, the Company, its parent, ALIC, and the Corporation, entered into a definitive agreement ("Agreement") with Prudential Financial, Inc. and its subsidiary The Prudential Insurance Company of America (collectively, "Prudential") for the sale pursuant to a combination of coinsurance and modified coinsurance reinsurance of substantially all of its variable annuity business. Total consideration is expected to be approximately $581 million, subject to adjustment for changes in equity markets and interest rates between the effective date of the Agreement and the closing of the transaction. ALIC has entered into an economic hedge that it believes will substantially reduce its economic exposure to the variability of this arrangement from the period between the effective date of the Agreement and closing. As a result of the modified coinsurance reinsurance, the separate account assets and liabilities will remain on the Company's statements of financial position, but the related results of operations will be fully reinsured to Prudential. The sale is expected to result in the recognition of a small gain, which will be amortized into earnings over the life of the Agreement. A level of cash or cash equivalents in an amount equal to the fixed (general) account liabilities of approximately $410 million, net of the consideration, will be needed to settle our obligation to Prudential at closing under the coinsurance portion of the Agreement. An evaluation will occur in the first quarter of 2006 regarding available sources of funds for settlements, which may include such items as cash flows from operations, sales of existing investments or borrowings.

     Under the Agreement, the Company, ALIC and the Corporation will each indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and ALIC and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company, ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services.

     The terms of the Agreement will give Prudential the right to be the exclusive provider of its variable annuity products through the Allstate proprietary agency force for three years and a non-exclusive preferred provider for the following two years. During a transition period, the Company and ALIC will continue to issue new variable annuity contracts, accept additional deposits on existing business from existing contractholders on behalf of Prudential and, for a period of twenty-four months or less, service the reinsured business while Prudential prepares for the migration of the business onto its servicing platform. The Company and ALIC have also agreed to continue to issue variable annuity contracts in the financial institutions channel for a period of at least thirty-three months and cede them to Prudential. The Agreement is subject to regulatory approval and is expected to be completed by the end of the second quarter of 2006.

     In 2005, the Company's variable annuity business generated approximately $17 million in contract charges on separate account balances of $927 million and general account balances of $501 million as of December 31, 2005. Separate account balances totaling approximately
$1 million related to the variable life business continue to be retained by the Company.

4.  RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on its behalf. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $53.8 million, $44.8 million and $37.2 million in 2005, 2004 and 2003, respectively. A portion of these expenses relate to the acquisition of business and is deferred and amortized over the contract periods.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $16.0 million, $19.4 million and $19.2 million of structured settlement annuities, a type of immediate annuity, in 2005, 2004 and 2003, respectively, at prices based upon interest rates in effect at the time of issuance, to fund structured settlement annuities in matters involving AIC. Of these amounts, $2.0 million, $5.4 million and $3.9 million relate to structured settlement annuities with life contingencies and are included in premium income in 2005, 2004 and 2003, respectively. In most cases, these annuities were issued under a "qualified assignment," whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC") both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlement annuities in matters involving AIC were $1.78 billion and $1.69 billion at December 31, 2005 and 2004, respectively.

BROKER/DEALER AGREEMENTS

     The Company has a service agreement with Allstate Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC also acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $7.1 million, $5.6 million and $4.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company receives underwriting and distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker/dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. The Company recorded commission expense of $1.3 million, $1.4 million and $455 thousand for the years ended December 31, 2005, 2004 and 2003, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 9).

     Additionally, the Company entered into a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $2.9 million, $2.7 million and $2.6 million for the years ended December 31, 2005, 2004 and 2003, respectively. At December 31, 2005 and 2004, the carrying value of the structured settlement reinsurance treaty was $(1.5) million and $(995) thousand, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive income as the treaty is recorded as a derivative instrument pursuant to the requirements of SFAS No. 133.

     Beginning in 2004, the Company has a reinsurance treaty through which it cedes variable annuity GMABs to ALIC. At December 31, 2005 and 2004, the carrying value of the GMAB treaty, which is recorded as a component of reinsurance recoverables, was $(553) thousand and $(141) thousand, respectively. Additionally, beginning in 2005, the treaty was updated to included variable annuity GMWBs and certain GMDBs. At December 31, 2005, the carrying values related to GMWBs and GMDBs, which are also reflected as a component of reinsurance recoverables, were $2 thousand and $104 thousand, respectively.

CAPITAL CONTRIBUTION

     The Company received cash capital contributions from ALIC of $20.0 million and $64.2 million in 2005 and 2004, respectively, which were recorded as additional capital paid-in on the Statements of Financial Position.

DEBT

     The Company has entered into an intercompany loan agreement with the Corporation. The amount of inter-company loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the inter-company loan agreement at December 31, 2005 and 2004. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund inter-company borrowings.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

5.   SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment modifications, which reflect refinancings of fixed income securities, totaled $4.5 million and $1.7 million for 2005 and 2004, respectively. There were no non-cash investment modifications in 2003.

     Liabilities for collateral received in conjunction with securities lending activities were $149.5 million, $133.4 million and $134.5 million at December 31, 2005, 2004 and 2003, respectively, and are reported as a component of other liabilities and accrued expenses in Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the related changes in investments which for the years ended December 31 are as follows:

(IN THOUSANDS)                                                       2005             2004             2003
                                                                --------------   --------------   --------------
Net change in fixed income securities                           $      (36,652)  $       59,856   $      (46,447)
Net change in short-term investments                                    20,555          (58,735)          71,908
                                                                --------------   --------------   --------------
  Operating cash flow (used) provided                           $      (16,097)  $        1,121   $       25,461
                                                                ==============   ==============   ==============

Liabilities for collateral, beginning of year                   $     (133,368)  $     (134,489)  $     (159,950)
Liabilities for collateral, end of year                               (149,465)        (133,368)        (134,489)
                                                                --------------   --------------   --------------
  Operating cash flow provided (used)                           $       16,097   $       (1,121)  $      (25,461)
                                                                ==============   ==============   ==============

6.  INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

(IN THOUSANDS)                                                           GROSS UNREALIZED
                                                  AMORTIZED     ---------------------------------         FAIR
                                                    COST             GAINS             LOSSES             VALUE
                                               --------------   ----------------   --------------    ---------------
AT DECEMBER 31, 2005
U.S. government and agencies                   $      510,362   $       213,421    $            -    $       723,783
Municipal                                             308,219            20,193              (776)           327,636
Corporate                                           3,286,652           182,630           (28,020)         3,441,262
Foreign government                                    236,078            70,433              (176)           306,335
Mortgage-backed securities                            569,712             4,050           (10,712)           563,050
Commercial mortgage-backed securities                 490,985             3,999            (3,149)           491,835
Asset-backed securities                               123,981             1,068              (679)           124,370
Redeemable preferred stock                              9,407             1,585                  -            10,992
                                               --------------   ----------------   --------------    ---------------
   Total fixed income securities               $    5,535,396   $       497,379    $      (43,512)   $     5,989,263
                                               ==============   ===============    ==============    ===============

AT DECEMBER 31, 2004
U.S. government and agencies                   $      506,971   $       197,639    $            -    $       704,610
Municipal                                             262,683            12,714            (1,422)           273,975
Corporate                                           2,950,439           246,775            (6,660)         3,190,554
Foreign government                                    214,508            62,839                 -            277,347
Mortgage-backed securities                            566,367             8,719            (2,623)           572,463
Commercial mortgage-backed securities                 446,354            13,357              (838)           458,873
Asset-backed securities                                56,215             1,732            (1,321)            56,626
Redeemable preferred stock                              9,440             1,759                 -             11,199
                                               --------------   ---------------    -------------     ---------------
   Total fixed income securities               $    5,012,977   $       545,534    $      (12,864)   $     5,545,647
                                               ==============   ===============    ==============    ===============

SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December 31, 2005:

                                                                   AMORTIZED             FAIR
(IN THOUSANDS)                                                       COST                VALUE
                                                               -----------------   -----------------
Due in one year or less                                        $          50,709   $          51,095
Due after one year through five years                                    641,927             655,538
Due after five years through ten years                                 1,817,454           1,886,834
Due after ten years                                                    2,331,613           2,708,376
                                                               -----------------   -----------------
                                                                       4,841,703           5,301,843
Mortgage- and asset-backed securities                                    693,693             687,420
                                                               -----------------   -----------------
 Total                                                         $       5,535,396   $       5,989,263
                                                               =================   =================

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

(IN THOUSANDS)                                          2005        2004        2003
                                                     ----------  ----------  ----------
Fixed income securities                              $  330,567  $  278,522  $  243,684
Mortgage loans                                           33,373      27,198      24,026
Other                                                     6,723       4,039       3,592
                                                     ----------  ----------  ----------
  Investment income, before expense                     370,663     309,759     271,302
  Investment expense                                     14,501       7,704       6,448
                                                     ----------  ----------  ----------
    Net investment income                            $  356,162  $  302,055  $  264,854
                                                     ==========  ==========  ==========

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2005        2004        2003
                                                     ----------  ----------  ----------
Fixed income securities                              $   (6,596) $   (7,666) $   (8,156)
Mortgage loans                                            3,000       1,480      (1,113)
Other                                                    (1,596)     (3,111)        751
                                                     ----------  ----------  ----------
  Realized capital gains and losses, pre-tax             (5,192)     (9,297)     (8,518)
  Income tax benefit                                      1,972       3,453       3,278
                                                     ----------  ----------  ----------
  Realized capital gains and losses, after-tax       $   (3,220) $   (5,844) $   (5,240)
                                                     ==========  ==========  ==========

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2005        2004        2003
                                                     ----------  ----------  ----------
Write-downs                                          $   (1,543) $   (3,402) $   (7,682)
Dispositions (1)                                         (2,053)     (2,784)     (1,587)
Valuation of derivative instruments                      (4,469)     (5,777)     (2,140)
Settlement of derivative instruments                      2,873       2,666       2,891
                                                     ----------  ----------  ----------
  Realized capital gains and losses, pre-tax             (5,192)     (9,297)     (8,518)
  Income tax benefit                                      1,972       3,453       3,278
                                                     ----------  ----------  ----------
  Realized capital gains and losses, after-tax       $   (3,220) $   (5,844) $   (5,240)
                                                     ==========  ==========  ==========

----------
(1) Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. The Company may sell fixed income securities during the period in which fair value has declined below amortized cost. In certain situations new factors such as negative developments, subsequent credit deterioration, relative value opportunities, market liquidity concerns and portfolio reallocations can subsequently change our previous intent to continue holding a security. The Company recognized losses of $6.8 million due to a change in intent to hold certain securities during 2005.

     Gross gains of $5.8 million, $5.2 million and $4.0 million and gross losses of $7.4 million, $13.3 million and $6.9 million were realized on sales of fixed income securities during 2005, 2004 and 2003, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                                  GROSS UNREALIZED
(IN THOUSANDS)                                                    FAIR        -------------------------    UNREALIZED
AT DECEMBER 31, 2005                                              VALUE          GAINS         LOSSES       NET GAINS
                                                               -----------    -----------   -----------    -----------
Fixed income securities                                        $ 5,989,263    $   497,379   $   (43,512)       453,867
Derivative instruments and other investments                          (154)             -          (154)          (154)
                                                                                                           -----------
  Total                                                                                                        453,713

Amounts recognized for: (1)
  Premium deficiency reserve                                                                                  (257,473)
  Deferred policy acquisition and sales inducements costs                                                        2,172
                                                                                                           -----------
    Total                                                                                                     (255,301)
Deferred income taxes                                                                                          (69,444)
                                                                                                           -----------
Unrealized net capital gains and losses                                                                    $   128,968
                                                                                                           ===========

                                                                                  GROSS UNREALIZED
(IN THOUSANDS)                                                    FAIR        -------------------------    UNREALIZED
AT DECEMBER 31, 2004                                              VALUE          GAINS         LOSSES       NET GAINS
                                                               -----------    -----------   -----------    -----------
Fixed income securities                                        $ 5,545,647    $   545,534   $   (12,864)   $   532,670
Derivative instruments and other investments                             4              4          (724)          (720)
                                                                                                           -----------
  Total                                                                                                        531,950

Amounts recognized for: (1)
  Premium deficiency reserve                                                                                  (240,410)
  Deferred policy acquisition and sales inducement costs                                                       (52,686)
                                                                                                           -----------
      Total                                                                                                   (293,096)
Deferred income taxes                                                                                          (83,599)
                                                                                                           -----------
Unrealized net capital gains and losses                                                                    $   155,255
                                                                                                           ===========

----------
(1) See Note 2, Summary of Significant Accounting Policies for deferred policy acquisition and sales inducement costs and reserves for life contingent contract benefits.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

(IN THOUSANDS)                                                     2005          2004          2003
                                                               -----------    -----------   -----------
Fixed income securities                                        $   (78,803)   $    52,790   $    26,738
Derivative instruments and other investments                           566           (720)            -
                                                               -----------    -----------   -----------
  Total                                                            (78,237)        52,070        26,738

Amounts recognized for:
  Premium deficiency reserve                                       (17,063)       (25,011)      (65,900)
  Deferred policy acquisition and sales inducement
    costs                                                           54,858         (1,627)       (8,424)
                                                               -----------    -----------   -----------
      Total                                                         37,795        (26,638)      (74,324)
Deferred income taxes                                               14,155         (8,901)       16,655
                                                               -----------    -----------   -----------
(Decrease) increase in unrealized net capital
  gains and losses                                             $   (26,287)   $    16,531   $   (30,931)
                                                               ===========    ===========   ===========

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest;
3) the duration and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                       LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                               -----------------------------------  -----------------------------------     TOTAL
                                NUMBER OF     FAIR      UNREALIZED   NUMBER OF     FAIR      UNREALIZED   UNREALIZED
($ IN THOUSANDS)                 ISSUES       VALUE       LOSSES      ISSUES       VALUE       LOSSES       LOSSES
                               ----------  -----------  ----------  -----------  ---------  -----------   ------------
AT DECEMBER 31, 2005
Fixed income securities
  Municipal                            12  $    80,350  $     (776)           -  $       -  $         -   $       (776)
  Corporate                           227    1,078,813     (20,810)          27    159,782       (7,210)       (28,020)
  Foreign government                    2       10,186        (176)           -          -            -           (176)
  Mortgage-backed securities           32      313,090      (7,089)          11    101,796       (3,623)       (10,712)
  Commercial mortgage-backed
  securities                           46      282,391      (3,149)           -          -            -         (3,149)
  Asset-backed securities              13       33,085        (427)           1      5,747         (252)          (679)
                               ----------  -----------  ----------  -----------  ---------  -----------   ------------
  Total                               332  $ 1,797,915  $  (32,427)          39  $ 267,325  $   (11,085)  $    (43,512)
                               ==========  ===========  ==========  ===========  =========  ===========   ============
Investment grade fixed
income securities                     300    1,746,340     (30,717)          37    257,086      (10,324)       (41,041)
Below investment grade fixed
income securities                      32       51,575      (1,710)           2     10,239         (761)        (2,471)
                               ----------  -----------  ----------  -----------  ---------  -----------   ------------
  Total fixed income
  securities                          332  $ 1,797,915  $  (32,427)          39  $ 267,325  $   (11,085)  $    (43,512)
                               ==========  ===========  ==========  =========== ==========  ===========   ============
AT DECEMBER 31, 2004
Fixed income securities
  Municipal                            18  $    81,432  $   (1,238)           1  $   9,816         (184)  $     (1,422)
  Corporate                            81      369,511      (4,159)          17     84,321       (2,501)        (6,660)
  Mortgage-backed securities           23      224,914      (2,148)           2     30,398         (475)        (2,623)
  Commercial mortgage-backed
  securities                           10       82,850        (445)           1      9,650         (393)          (838)
  Asset-backed securities               5       18,234      (1,321)           -          -            -         (1,321)
                               ----------  -----------  ----------  -----------  ---------  -----------   ------------
  Total                               137  $   776,941  $   (9,311)          21  $ 134,185  $    (3,553)  $    (12,864)
                               ==========  ===========  ==========  ===========  =========  ===========   ============
Investment grade fixed income
securities                            114      746,621      (7,585)          16    113,024       (3,019)       (10,604)
Below investment grade fixed
income securities                      23       30,320      (1,726)           5     21,161         (534)        (2,260)
                               ----------  -----------  ----------  -----------  ---------  -----------   ------------
  Total fixed income
  securities                          137  $   776,941  $   (9,311)          21  $ 134,185  $    (3,553)  $    (12,864)
                               ==========  ===========  ==========  ===========  =========  ===========   ============

     As of December 31, 2005, $42 .3 million of the unrealized losses related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other than temporarily impaired. Of the $42.3 million, $39.8 million related to unrealized losses on investment grade securities. Investment grade is defined as a security having a rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to changes in interest rates or changes in issuer and sector related credit spreads since the securities were acquired.

     As of December 31, 2005, the remaining $1.2 million of unrealized losses related to securities in unrealized loss positions greater than or equal to 20% of amortized cost and all related to investment grade securities.

      The total $2.5 million of unrealized losses from below investment grade securities includes $2.3 million of corporate fixed income securities and $228 thousand of asset-backed securities.

     As of December 31, 2005, the Company had the intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2005 or 2004.

     Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise a cash basis is used. No interest income was earned on impaired loans in 2005 or 2004. In 2003, the Company recognized interest income on impaired loans of $134 thousand. The average balance of impaired loans was $3.9 million in 2003.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represented more than 5% of the portfolio at December 31, 2005 and 2004.

 (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)      2005           2004
                                                    -------        ------
     California                                        35.4%         41.7%
     Texas                                              9.0          10.2
     Missouri                                           8.8             -
     Oregon                                             7.3           7.4
     Illinois                                           6.1           0.8
     Virginia                                           5.1           4.0
     Delaware                                           0.5           5.4

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5.0% of the portfolio at December 31, 2005 and 2004.

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  2005           2004
                                                    -------        ------
     California                                        23.4%         19.8%
     Illinois                                          11.5          12.2
     Pennsylvania                                       8.2           7.2
     New Jersey                                         7.1          12.3
     New York                                           6.5           9.5
     Ohio                                               6.0           6.3
     Texas                                              5.9           6.1
     Arizona                                            3.4           5.5

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  2005          2004
                                                    -------        ------
     Warehouse                                         31.3%         30.1%
     Office buildings                                  29.0          24.2
     Retail                                            17.4          23.7
     Apartment complex                                 17.2          16.6
     Industrial                                         2.2           1.5
     Other                                              2.9           3.9
                                                    -------        ------
                                                      100.0%        100.0%
                                                    =======        ======

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2005 for loans that were not in foreclosure are as follows:

                               NUMBER OF         CARRYING
($ IN THOUSANDS)                 LOANS            VALUE          PERCENT
                            ---------------  ----------------  -----------
            2006                          3  $         13,429          2.1%
            2007                          5            14,498          2.3
            2008                          3            18,914          3.0
            2009                         13            49,987          7.9
            2010                         23           105,922         16.7
            Thereafter                   91           431,039         68.0
                            ---------------  ----------------  -----------
                Total                   138  $        633,789        100.0%
                            ===============  ================  ===========

     In 2005, $5.9 million of commercial mortgage loans became contractually due and were paid as due. None were foreclosed or in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.

CONCENTRATION OF CREDIT RISK

     The Company is not exposed to any credit concentration of risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity other than certain U.S. government and government agencies.

SECURITIES LENDING

     The Company participates in securities lending programs with third parties, mostly large brokerage firms. At December 31, 2005 and 2004, fixed income securities with a carrying value of $143.2 million and $130.8 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $430 thousand, $300 thousand and $324 thousand, for the years ending December 31, 2005, 2004 and 2003, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $201.7 million and $209.3 million at December 31, 2005 and 2004, respectively.

     At December 31, 2005, fixed income securities with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

     At December 31, 2005, the carrying value of investments that were non-income producing was $5.4 million.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and DSI and reinsurance recoverables) and liabilities (including reserve for life-contingent contract benefits and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

                                  DECEMBER 31, 2005        DECEMBER 31, 2004
                             ------------------------  ------------------------
                               CARRYING       FAIR      CARRYING        FAIR
(IN THOUSANDS)                   VALUE       VALUE        VALUE        VALUE
                             -----------  -----------  -----------  -----------
Fixed income securities      $ 5,989,263  $ 5,989,263  $ 5,545,647  $ 5,545,647
Mortgage loans                   633,789      647,068      480,280      505,890
Short-term investments            63,057       63,057      111,509      111,509
Policy loans                      36,698       36,698       34,948       34,948
Separate accounts                928,824      928,824      792,550      792,550

     Fair values of publicly traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models, which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs, or independent third party pricing sources. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of one year or less whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate accounts assets are carried in the Statements of Financial Position at fair value based upon quoted market prices.

FINANCIAL LIABILITIES

                                                         DECEMBER 31, 2005        DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      CARRYING       FAIR      CARRYING        FAIR
(IN THOUSANDS)                                          VALUE       VALUE        VALUE        VALUE
                                                    -----------  -----------  -----------  -----------
Contractholder funds on investment contracts        $ 3,921,872  $ 3,815,608  $ 3,434,238  $ 3,367,458
Liability for collateral                                149,465      149,465      133,368      133,368
Separate accounts                                       928,824      928,824      792,550      792,550

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. Immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. The liability for collateral is valued at carrying value due to its short-term nature. Separate accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivatives for risk reduction. With the exception of embedded derivatives, all of the Company's derivatives are evaluated for their on-going effectiveness as either accounting or non-hedge derivative financial instruments on at least a quarterly basis (see Note 2). The Company does not use derivatives for trading purposes. Non-hedge accounting is used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements prescribed in SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") to permit the application of SFAS 133's hedge accounting model. The principal benefit of a "portfolio" level strategy is in its cost savings through its ability to use fewer derivatives with larger notional amounts while hedging on a macro basis.

     Asset-liability management is a risk management strategy that is employed to align the respective interest-rate sensitivities of assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are acquired to change the interest rate characteristics of existing assets and liabilities to ensure a proper matched relationship is maintained and to reduce exposure to rising or falling interest rates. The Company uses financial futures for macro-hedging related primarily to anticipated asset and liability purchases.

       The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2005.

                                                                            CARRYING         CARRYING
                                           NOTIONAL           FAIR            VALUE           VALUE
(IN THOUSANDS)                              AMOUNT           VALUE          ASSETS (1)   (LIABILITIES)(1)
                                        --------------  --------------   --------------  ----------------
AT DECEMBER 31, 2005
Financial futures contracts             $      169,100  $           25   $           71  $            (46)
Interest rate cap agreements                   186,300           2,721            2,912              (191)
                                        --------------  --------------   --------------  ----------------
Total interest rate contracts           $      355,400  $        2,746   $        2,983  $           (237)
                                        ==============  ==============   ==============  ================

Foreign currency swap agreements        $        7,500  $         (154)  $            -  $           (154)
                                        ==============  ==============   ==============  ================

Structured settlement annuity
  reinsurance agreement                 $            -  $       (1,473)  $       (1,473) $              -
                                        ==============  ==============   ==============  ================

Guaranteed accumulation benefits        $      194,098  $          553   $            -  $            553
                                        ==============  ==============   ==============  ================

Guaranteed accumulation benefits
  reinsurance agreement                 $      194,098  $         (553)  $         (553) $              -
                                        ==============  ==============   ==============  ================

Guaranteed withdrawal benefits          $       21,746  $           (2)  $            -  $             (2)
                                        ==============  ==============   ==============  ================

Guaranteed withdrawal benefits
  reinsurance agreement                 $       21,746  $            2   $            2  $              -
                                        ==============  ==============   ==============  ================

Other embedded derivative financial
  instruments                           $        1,762  $           (3)  $            -  $             (3)
                                        ==============  ==============   ==============  ================

----------
(1) Carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income or other invested assets.

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2004.

                                                                            CARRYING         CARRYING
                                            NOTIONAL          FAIR            VALUE           VALUE
(IN THOUSANDS)                               AMOUNT          VALUE          ASSETS (1)   (LIABILITIES)(1)
                                        --------------  --------------   --------------  ----------------
AT DECEMBER 31, 2004
Financial futures contracts             $      179,200  $           80   $          280  $           (200)
Interest rate cap agreements                   152,000           3,628            4,262              (634)
                                        --------------  --------------   --------------  ----------------
Total interest rate contracts           $      331,200  $        3,708   $        4,542  $           (834)
                                        ==============  ==============   ==============  ================

Foreign currency swap agreements        $        7,500  $         (724)  $            -  $           (724)
                                        ==============  ==============   ==============  ================

Structured settlement annuity
  reinsurance agreement                 $            -  $         (995)  $         (995) $              -
                                        ==============  ==============   ==============  ================

Guaranteed accumulation benefits        $       93,507  $          141   $            -  $            141
                                        ==============  ==============   ==============  ================

Guaranteed accumulation benefits
  reinsurance agreement                 $       93,507  $         (141)  $         (141) $              -
                                        ==============  ==============   ==============  ================

Other embedded derivative financial
  instruments                           $        1,743  $           (3)  $            -  $             (3)
                                        ==============  ==============   ==============  ================

----------
(1) Carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income or other invested assets.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements, and are not representative of the potential for gain or loss on these agreements.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of non-exchange traded derivative contracts is based on either independent third party pricing sources, including dealer quotes, or widely accepted pricing and valuation models which use independent third party data as inputs.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. The Company uses master netting agreements for over-the-counter derivative transactions, including foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Futures contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any associated potential credit risk.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:

                                                               2005                            2004
                                                --------------------------------   ------------------------------
                                                   CONTRACTUAL                      CONTRACTUAL
(IN THOUSANDS)                                       AMOUNT         FAIR VALUE        AMOUNT         FAIR VALUE
                                                ----------------   -------------   -------------   --------------
Commitments to extend mortgage loans            $         12,516   $         125   $      20,031   $          200
Private placement commitments                             15,000               -               -                -

     The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

8.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

(IN THOUSANDS)                                                          2005             2004
                                                                  --------------   --------------
Immediate annuities:
   Structured settlement annuities                                $    1,752,386   $    1,674,902
   Other immediate annuities                                               7,998            7,529
Traditional life                                                         105,393           95,585
Other                                                                      4,098            4,435
                                                                  --------------   -------------
   Total reserve for life-contingent contract benefits            $    1,869,875   $    1,782,451
                                                                  ==============   ==============

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

          PRODUCT                          MORTALITY                   INTEREST RATE             ESTIMATION METHOD
Structured settlement           U.S. population with projected      Interest rate            Present value of
annuities                       calendar year improvements;         assumptions range        contractually specified
                                mortality rates adjusted for        from 4.6% to 9.5%        future benefits
                                each impaired life based on
                                reduction in life expectancy
                                and nature of impairment

Other immediate annuities       1983 group annuity mortality        Interest rate            Present value of expected
                                table                               assumptions range        future benefits based on
                                1983 individual annuity             from 2.4% to 11.5%       historical experience
                                mortality table

Traditional life                Actual company experience plus      Interest rate            Net level premium reserve
                                loading                             assumptions range        method using the
                                                                    from 4.0% to 8.0%        Company's withdrawal
                                                                                             experience rates
Other:
   Variable annuity             90% of 1994 group annuity           7%                       Projected benefit ratio
   guaranteed minimum           mortality table with internal                                applied to cumulative
   death benefits               modifications                                                assessments

   Supplemental                 Actual company experience plus                               Unearned premium;
   accident and health          loading                                                      additional contract
                                                                                             reserves for traditional
                                                                                             life

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for certain immediate annuities with life contingencies. A liability of $257.5 million and $240.3 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2005 and 2004, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consists of the following:

(IN THOUSANDS)                                         2005             2004
                                                  -------------    -------------
Interest-sensitive life                           $     427,523    $     368,608
Investment contracts:
   Fixed annuities                                    3,381,034        2,890,254
   Immediate annuities and other                        540,838          543,984
                                                  -------------    -------------
     Total contractholder funds                   $   4,349,395    $   3,802,846
                                                  =============    =============

     The following table highlights the key contract provisions relating to contractholder funds:

           PRODUCT                       INTEREST RATE                       WITHDRAWAL/SURRENDER CHARGES
Interest-sensitive life         Interest rates credited range       Either a percentage of account balance or
                                from 4.0% to 5.25%                  dollar amount grading off generally over 20
                                                                    years

Fixed and immediate             Interest rates credited range       Either a declining or a level percentage
 annuities                      from 1.9% to 11.5% for              charge generally over nine years or less.
                                immediate annuities and 0.0%        Additionally, approximately 4.9% of fixed
                                to 10.3% for fixed annuities        annuities are subject to a market value
                                                                    adjustment for discretionary withdrawals

Other:
  Variable guaranteed           Interest rates used in              Withdrawal and surrender charges are based on
    minimum income              establishing reserves range         the terms of the related variable annuity
    benefit and secondary       from 1.75% to 10.3%                 contract
    guarantees on
    variable annuities

     Contractholder funds activity for the years ended December 31 is as follows:

(IN THOUSANDS)                                                   2005               2004
                                                            ---------------   -----------------
BALANCE, BEGINNING OF YEAR                                  $     3,802,846   $       2,658,325
Impact of adoption of SOP 03-1 (1)                                        -               2,031
Deposits                                                            883,814           1,385,364
Interest credited                                                   173,984             129,243
Benefits                                                            (74,923)            (46,649)
Surrenders and partial withdrawals                                 (364,051)           (246,081)
Contract charges                                                    (41,856)            (41,573)
Net transfers to separate accounts                                  (39,765)            (39,906)
Other adjustments                                                     9,346               2,092
                                                            ---------------   -----------------
BALANCE, END OF YEAR                                        $     4,349,395   $       3,802,846
                                                            ===============   =================

----------
(1) The increase in contractholder funds due to the adoption of SOP 03-1 reflects the establishment of reserves for certain liabilities that are primarily related to income benefit guarantees provided under variable annuities and the reclassification of deferred sales inducements ("DSI") from contractholder funds to other assets.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                                                      DECEMBER 31,
                                                                             --------------------------
($ IN MILLIONS)                                                                 2005           2004
                                                                             -----------    -----------
IN THE EVENT OF DEATH
   Separate account value                                                    $       926.3  $     790.7
   Net amount at risk (1)                                                    $        38.2  $      85.5
   Average attained age of contractholders                                      66.5 years   62.9 years

AT ANNUITIZATION
   Separate account value                                                    $        41.8  $      40.1
   Net amount at risk (2)                                                    $           -  $         -
   Weighted average waiting period until annuitization options available         7.5 years    8.5 years

FOR CUMULATIVE PERIODIC WITHDRAWALS
   Separate account value                                                    $        19.8  $         -
   Net amount at risk (3)                                                    $           -  $         -

ACCUMULATION AT SPECIFIED DATES
   Separate account value                                                    $       188.9  $      86.7
   Net amount at risk (4)                                                    $           -  $         -
   Weighted average waiting period until guarantee date                         10.5 years     11 years

----------
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The following summarizes the liabilities for guarantees:

                                                                          LIABILITY FOR
                                                                            GUARANTEES
                                          LIABILITY FOR   LIABILITY FOR    RELATED TO
                                            GUARANTEES      GUARANTEES     ACCUMULATION
                                           RELATED TO       RELATED TO         AND
                                             DEATH            INCOME       WITHDRAWAL
(IN THOUSANDS)                              BENEFITS         BENEFITS       BENEFITS          TOTAL
                                          --------------  --------------  --------------  --------------
Balance at December 31, 2004              $          662  $           81  $         (141) $          602
  Less reinsurance recoverables                        -               -             141             141
                                          --------------  --------------  --------------  --------------
Net balance at December 31, 2004                     662              81               -             743

Incurred guaranteed benefits                       1,582              28               -           1,610
Paid guarantee benefits                           (2,084)             (4)              -          (2,088)
                                          --------------  --------------  --------------  --------------
  Net change                                        (502)             24               -            (478)

Net balance at December 31, 2005                     160             105               -             265
  Plus reinsurance recoverables                      104               -            (551)           (447)
                                          --------------  --------------  --------------  --------------
Balance, December 31, 2005(1)             $          264  $          105  $         (551) $         (182)
                                          ==============  ==============  ==============  ==============

----------
(1) Included in the total liability balance are reserves for variable annuity death benefits of $264 thousand, variable annuity income benefits of $46 thousand, variable annuity accumulation benefits of $(553) thousand, variable annuity withdrawal benefits of $2 thousand and other guarantees of $59 thousand.

     In 2004, incurred guaranteed benefits were $1.8 million and $7 thousand for death benefits and income benefits, respectively. There were no incurred guaranteed accumulation benefits in 2004. Paid guarantee benefits were $2.0 million in 2004 for death benefits. There were no paid guarantee benefits in 2004 related to income and accumulation benefits. Further, the Company did not offer withdrawal benefits in 2004.

9.   REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term and coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments.

     Mortality risk on policies in excess of $250 thousand per life is ceded to ALIC. In addition, we used reinsurance to effect the disposal of substantially all of our direct response distribution business. In 2005 and 2004, the Company ceded $1.4 million and $5.5 million, respectively, to a subsidiary of Citigroup and Scottish Re (U.S.) Inc. in connection with the disposal of the direct response business.

     As of December 31, 2005 and 2004, 37.6% and 32.4%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC. We retain primary liability as a direct insurer for all risks ceded to reinsurers. Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. See Note 4 for discussion of reinsurance agreements with ALIC. The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

(IN THOUSANDS)                                                          2005           2004              2003
                                                                 --------------   --------------   ---------------
PREMIUMS AND CONTRACT CHARGES
Direct                                                           $      150,749   $      151,799   $       128,713
Assumed - non-affiliate                                                     950              719               337
Ceded
  Affiliate                                                              (4,795)          (4,329)           (4,530)
  Non-affiliate                                                         (12,086)         (11,805)           (3,491)
                                                                 --------------   --------------   ---------------
    Premiums and contract charges, net of reinsurance            $      134,818   $      136,384   $       121,029
                                                                 ==============   ==============   ===============

     The effects of reinsurance on contract benefits and interest credited to contractholder funds for the years ended December 31 are as follows:

(IN THOUSANDS)                                                        2005             2004              2003
                                                                 --------------   --------------   ---------------
CONTRACT BENEFITS AND INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                                           $      353,277   $      319,217   $       278,321
Assumed - non-affiliate                                                     396              273               139
Ceded
  Affiliate                                                              (1,154)            (985)           (1,590)
  Non-affiliate                                                          (7,356)          (6,551)           (3,629)
                                                                 --------------   --------------   ---------------
    Contract benefits and interest credited to contractholder
      funds, net of reinsurance                                  $      345,163   $       311,954  $       273,241
                                                                 ==============   ===============  ===============

     Included in reinsurance recoverables at December 31, 2005 and 2004 are the amounts due from ALIC of $935 thousand and $1.1 million, respectively. The table above excludes $2.9 million, $2.7 million and $2.6 million of premiums and contract charges ceded to ALIC during 2005, 2004 and 2003, respectively, under the terms of the structured settlement reinsurance treaty (See Note 4).

10.   DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisitions costs for the years ended December 31 are as follows:

(IN THOUSANDS)                                         2005            2004              2003
                                                   -------------   -------------     -------------
BALANCE, BEGINNING OF YEAR                         $     238,173   $     187,437     $     166,925
   Impact of adoption of SOP 03-1 (1)                          -         (11,140)                -
   Disposition of operations (2)                               -          (3,213)                -
   Acquisition costs deferred                             68,205          92,502            58,905
   Amortization charged to income                        (41,663)        (25,971)          (29,969)
   Effect of unrealized gains and losses                  53,836          (1,442)           (8,424)
                                                   -------------   -------------     -------------
BALANCE, END OF YEAR                               $     318,551   $     238,173     $     187,437
                                                   =============   =============     =============

----------
(1) In 2004, the impact of adoption of SOP 03-1 includes a write-down in variable annuity DAC of $7.7 million, the reclassification of DSI from DAC to other assets resulting in a decrease to DAC of $4.1 million and an increase to DAC of $691 thousand for an adjustment to the effect of unrealized capital gains and losses.
(2) In 2004, DAC was reduced by $3.2 million related to the disposition of substantially all of our direct response distribution business
     (see Note 3).

     Net amortization charged to income includes $3.7 million, $2.1 million and $1.7 million in 2005, 2004 and 2003, respectively, due to realized capital gains and losses.

     In 2005 and 2004, DSI and related amortization is classified within the Statements of Financial Position and Operations and Comprehensive Income as other assets and interest credited to contractholder funds, respectively. Deferred sales inducement activity for the twelve months ended December 31 was as follows:

(IN THOUSANDS)                                         2005            2004
                                                   -------------   -------------
BALANCE, BEGINNING OF YEAR (1)                     $       2,955   $       2,369
Sales inducements deferred                                16,923           1,531
Amortization charged to income                            (2,373)           (760)
Effect of unrealized gains and losses                      1,022            (185)
                                                   -------------   -------------
BALANCE, END OF YEAR                               $      18,527   $       2,955
                                                   =============   =============

----------
(1) The January 1, 2004 balance includes a $3.0 million write-down of DSI due to the adoption of SOP 03-1 (see Note 2).

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions, including acquisitions and divestures. The types of indemnifications typically provided include indemnifications for breach of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2005.

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. From time to time regulatory authorities seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" sub-section below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In our experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is not possible at this time to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an on-going basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies" when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarter or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below as they are resolved over time is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters include a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws, a class action filed in August 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act, breach of contract and ERISA violations, and a lawsuit filed in October 2004 by the EEOC alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization. AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. These plaintiffs have asserted breach of contract and ERISA claims and are seeking actual damages including benefits under Allstate employee benefit plans and payments provided in connection with the reorganization, as well as punitive damages. In late March 2004, in the first EEOC lawsuit and class action lawsuit, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also "concluded that, on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order. The case otherwise remains pending. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in April 2005. In these matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. The outcome of these disputes is currently uncertain.

     The Company is currently undergoing a periodic market conduct examination by state insurance regulators. Regulators are focusing, as they have with other insurers, on the Company's compliance with the state's replacement sales and record-keeping processes with regard to life insurance and annuities among other issues. They have alleged that the Company failed to meet the requirements of applicable regulations. In relation to this examination the Company accrued $15 million of additional contractholder benefits in 2005. The ultimate outcome of this examination including potential customer remediation related to replacement sales is currently under discussion with the New York State Department of Insurance.

OTHER MATTERS

     The Corporation and some of its subsidiaries, including the Company, have received interrogatories and demands for information from regulatory and enforcement authorities relating to various insurance products and practices. The areas of inquiry include variable annuity market timing and late trading. The Corporation and some of its subsidiaries, including the Company, have also received interrogatories and demands for information from authorities seeking information relevant to on-going investigations into the possible violation of antitrust or insurance laws by unnamed parties and, in particular, seeking information as to whether any person engaged in activities for the purpose of price fixing, market allocation, or bid rigging. The Company believes that these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various authorities into the practices, policies and procedures relating to insurance and financial services products. The Corporation and its subsidiaries have responded and will continue to respond to these inquiries.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable.

     One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarter or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12.   INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 2002 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

(IN THOUSANDS)                                             2005               2004
                                                     ----------------   ---------------
DEFERRED ASSETS
Life and annuity reserves                            $         80,180   $        77,104
Other assets                                                    1,376             4,839
                                                     ----------------   ---------------

      Total deferred assets                                    81,556            81,943
                                                     ----------------   ---------------
DEFERRED LIABILITIES
Deferred policy acquisition costs                             (78,316)          (73,583)
Unrealized net capital gains                                  (69,444)          (83,599)
Difference in tax bases of investments                         (6,011)          (11,299)
Other liabilities                                              (1,184)           (4,222)
                                                     ----------------   ---------------

      Total deferred liabilities                             (154,955)         (172,703)
                                                     ----------------   ---------------

      Net deferred liability                         $        (73,399)  $       (90,760)
                                                     ================   ===============

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2005            2004             2003
                                                    -----------     ------------     ------------
Current                                             $    24,132     $     13,640     $      8,488
Deferred                                                 (3,187)           4,285            3,541
                                                    -----------     ------------     ------------
     Total income tax expense                       $    20,945     $     17,925     $     12,029
                                                    ===========     ============     ============

     The Company paid income taxes of $18.4 million, $5.8 million and $15.7 million in 2005, 2004 and 2003, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                           2005              2004              2003
                                      --------------     -------------     -------------
Statutory federal income tax rate               35.0%             35.0%             35.0%
State income tax expense                         3.0               2.1               4.0
Other                                           (0.2)             (1.6)             (2.2)
                                      --------------     -------------     -------------
Effective income tax rate                       37.8%             35.5%             36.8%
                                      ==============     =============     =============

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. Pursuant to the American Jobs Creation Act of 2004 ("the 2004 Act"), the Company can reduce the policyholder surplus account in 2005 and 2006 without incurring any tax liability. The remaining balance in this account at December 31, 2005, was $389 thousand, which prior to the 2004 Act would have resulted in federal income taxes payable of $136 thousand if such amounts had been distributed or deemed distributed from the policyholder surplus account. No provision for taxes has ever been made for this item since the Company had no prior intention of incurring such tax liability. The Company expects to utilize the 2004 Act provision in 2006, thereby eliminating this remaining potential tax liability.

13.  STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Statutory accounting practices primarily differ from GAAP since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing investments and establishing deferred taxes on a different basis.

     Statutory net income for 2005, 2004 and 2003 was $35.9 million, $13.6 million and $36.8 million, respectively. Statutory capital and surplus as of December 31, 2005 and 2004 was $410.3 million and $356.8 million, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in conformity with statutory accounting practices, for the immediately preceding calendar year. The maximum amount of dividends that the Company can distribute during 2006 without prior approval of the New York State Insurance Department is $41.0 million. In the twelve-month period beginning January 1, 2005, the Company did not pay any dividends.

14.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     Defined pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions at a minimum level that is at least in accordance with regulations under the Internal Revenue Code and in accordance with generally accepted actuarial principles. The allocated cost to the Company included in net income was $1.8 million, $1.5 million and $1.4 million for the pension plans in 2005, 2004 and 2003, respectively. AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire ("Postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $543 thousand, $588 thousand and $431 thousand for postretirement benefits other than pension plans in 2005, 2004 and 2003, respectively.

PROFIT SHARING PLAN

     Employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $764 thousand, $1.3 million and $1.1 million in 2005, 2004 and 2003, respectively.

15.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive (loss) income on a pretax and after-tax basis for the years ended December 31 are as follows:

                                                                    2005
                                                   ---------------------------------------
                                                                                  After-
(IN THOUSANDS)                                       Pretax         Tax            tax
                                                   -----------   -----------   -----------
UNREALIZED CAPITAL GAINS AND LOSSES:
   Unrealized holding losses arising during the
     period                                        $   (46,529)  $    16,285   $   (30,244)
   Less: reclassification adjustments                   (6,087)        2,130        (3,957)
                                                   -----------   -----------   -----------
   Unrealized net capital gains and losses             (40,442)       14,155       (26,287)
                                                   -----------   -----------   -----------

   Other comprehensive loss                        $   (40,442)  $    14,155   $   (26,287)
                                                   ===========   ===========   ===========

                                                                     2004
                                                   ---------------------------------------
                                                                                  After-
(IN THOUSANDS)                                       Pretax          Tax           tax
                                                   -----------   -----------   -----------
UNREALIZED CAPITAL GAINS AND LOSSES:
    Unrealized holding gains arising during the
      period                                       $    20,221   $    (7,077)  $    13,144
    Less: reclassification adjustments                  (5,211)        1,824        (3,387)
                                                   -----------   -----------   -----------
    Unrealized net capital gains and losses             25,432        (8,901)       16,531
                                                   -----------   -----------   -----------

    Other comprehensive income                     $    25,432   $    (8,901)  $    16,531
                                                   ===========   ===========   ===========

                                                                    2003
                                                   ---------------------------------------
                                                                                  After-
(IN THOUSANDS)                                       Pretax          Tax           tax
                                                   -----------   -----------   -----------
UNREALIZED CAPITAL GAINS AND LOSSES:
   Unrealized holding losses arising during the
     period                                        $   (53,362)  $    18,677   $   (34,685)
   Less: reclassification adjustments                   (5,776)        2,022        (3,754)
                                                   -----------   -----------   -----------
   Unrealized net capital gains and losses             (47,586)       16,655       (30,931)
                                                   -----------   -----------   -----------

   Other comprehensive loss                        $   (47,586)  $    16,655   $   (30,931)
                                                   ===========   ===========   ===========

                      ----------------------------------------------------------
                      ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 AND FOR
                      THE PERIODS ENDED DECEMBER 31, 2005 AND 2004, AND
                      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2005, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2005, the results of operations for the period then ended and the changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 10, 2006

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                    AIM              AIM              AIM              AIM              AIM
                                 Variable         Variable         Variable         Variable         Variable         The Alger
                              Insurance Funds  Insurance Funds  Insurance Funds  Insurance Funds  Insurance Funds   American Fund
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                  AIM V.I.          AIM V.I.        AIM V.I.         AIM V.I.
                                 AIM V.I.          Capital        Demographic        MidCap           Premier
                                Basic Value     Appreciation        Trends         Core Equity        Equity        Alger Growth
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        10,047  $         7,040  $        26,778  $         9,674  $            66  $        49,900
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        10,047  $         7,040  $        26,778  $         9,674  $            66  $        49,900
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        10,047  $         7,040  $        26,778  $         9,674  $            66  $        49,900
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        10,047  $         7,040  $        26,778  $         9,674  $            66  $        49,900
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          812              285            4,470              711                3            1,271
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $         9,513  $         6,343  $        24,288  $         9,545  $            64  $        43,985
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         11.54  $         11.87  $         16.28  $         11.77  $         11.40  $         12.89
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                                                   Fidelity         Fidelity         Fidelity         Fidelity
                                                                   Variable         Variable         Variable         Variable
                                 The Alger        The Alger        Insurance        Insurance        Insurance        Insurance
                               American Fund    American Fund    Products Fund    Products Fund    Products Fund    Products Fund
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                              Alger Leveraged   Alger MidCap          VIP                               VIP
                                  AllCap           Growth        Asset Manager   VIP Contrafund    Equity-Income     VIP Growth
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        41,550  $        74,044  $         4,877  $       100,339  $        84,066  $       100,028
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        41,550  $        74,044  $         4,877  $       100,339  $        84,066  $       100,028
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        41,550  $        74,044  $         4,877  $       100,339  $        84,066  $       100,028
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        41,550  $        74,044  $         4,877  $       100,339  $        84,066  $       100,028
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                        1,195            3,381              324            3,234            3,298            2,968
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $        35,403  $        66,424  $         4,604  $        84,409  $        78,862  $        92,814
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         15.96  $         20.27  $         13.13  $         18.43  $         15.24  $         11.95
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity         Fidelity         Fidelity         Fidelity                            Janus
                                 Variable         Variable         Variable         Variable                        Aspen Series
                                 Insurance        Insurance        Insurance        Insurance          Janus          (Service
                               Products Fund    Products Fund    Products Fund    Products Fund    Aspen Series        Shares)
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                    VIP        VIP Investment         VIP                              Forty           Balanced
                                 Index 500       Grade Bond      Money Market     VIP Overseas       Portfolio     (Service Shares)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        23,940  $        33,664  $        14,290  $        26,913  $         3,791  $        36,665
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        23,940  $        33,664  $        14,290  $        26,913  $         3,791  $        36,665
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        23,940  $        33,664  $        14,290  $        26,913  $         3,791  $        36,665
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        23,940  $        33,664  $        14,290  $        26,913  $         3,791  $        36,665
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          169            2,638           14,290            1,306              137            1,377
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $        22,649  $        33,880  $        14,290  $        22,090  $         3,525  $        34,447
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         12.69  $         11.08  $         12.72  $         14.83  $         12.97  $         13.60
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                   Janus            Janus            Janus            Janus            Janus
                               Aspen Series     Aspen Series     Aspen Series     Aspen Series     Aspen Series        Lazard
                                 (Service         (Service         (Service         (Service         (Service        Retirement
                                  Shares)          Shares)          Shares)          Shares)          Shares)       Series, Inc.
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                 Risk-Managed     Small Company      Worldwide
                               Foreign Stock    Mid Cap Value        Core             Value           Growth
                                 (Service         (Service         (Service         (Service         (Service          Emerging
                                  Shares)          Shares)          Shares)          Shares)          Shares)          Markets
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         7,374  $         4,207  $           732  $           548  $        10,387  $         8,642
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $         7,374  $         4,207  $           732  $           548  $        10,387  $         8,642
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $         7,374  $         4,207  $           732  $           548  $        10,387  $         8,642
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $         7,374  $         4,207  $           732  $           548  $        10,387  $         8,642
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          497              276               59               33              374              459
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $         6,805  $         4,209  $           817  $           549  $         9,721  $         6,093
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         13.11  $         12.58  $         12.73  $         11.07  $         14.84  $         29.77
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                               MFS Variable     MFS Variable     MFS Variable     MFS Variable     MFS Variable     MFS Variable
                                 Insurance        Insurance        Insurance        Insurance        Insurance        Insurance
                                   Trust            Trust            Trust            Trust            Trust            Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                    MFS         MFS Investors         MFS            MFS New            MFS
                                High Income     Growth Stock    Investors Trust     Discovery      Total Return     MFS Utilities
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         1,076  $         2,758  $         1,141  $        23,068  $         7,000  $        22,790
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $         1,076  $         2,758  $         1,141  $        23,068  $         7,000  $        22,790
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $         1,076  $         2,758  $         1,141  $        23,068  $         7,000  $        22,790
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $         1,076  $         2,758  $         1,141  $        23,068  $         7,000  $        22,790
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          109              279               59            1,474              338              960
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $         1,072  $         2,618  $         1,064  $        20,843  $         6,964  $        18,504
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         11.08  $         11.49  $         11.62  $         18.87  $         16.13  $         21.24
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                                 Oppenheimer      Oppenheimer      Oppenheimer
                               MFS Variable       Variable         Variable         Variable         Panorama      PIMCO Advisors
                                 Insurance         Account          Account          Account          Series          Variable
                                   Trust            Funds            Funds            Funds          Fund,Inc.     Insurance Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                                   Oppenheimer
                                                 Oppenheimer      Oppenheimer      Main Street      Oppenheimer
                                                 Aggressive         Global          Small Cap      International        OpCap
                                 MFS Value         Growth         Securities         Growth           Growth          Balanced
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         6,069  $         1,110  $        26,940  $        93,255  $        18,178  $           306
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $         6,069  $         1,110  $        26,940  $        93,255  $        18,178  $           306
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $         6,069  $         1,110  $        26,940  $        93,255  $        18,178  $           306
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $         6,069  $         1,110  $        26,940  $        93,255  $        18,178  $           306
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          485               22              812            5,428           12,366               29
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $         5,928  $         1,087  $        23,813  $        81,423  $        15,248  $           304
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         12.08  $         11.85  $         13.39  $         20.12  $         23.24  $         11.20
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                              PIMCO Advisors   PIMCO Variable   PIMCO Variable   PIMCO Variable   PIMCO Variable   Putnam Variable
                                 Variable         Insurance        Insurance        Insurance        Insurance          Trust
                              Insurance Trust       Trust            Trust            Trust            Trust         (Class IA)
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                   OpCap                                              PIMCO            PIMCO        VT High Yield
                                 Small Cap      Foreign Bond     Money Market      Real Return     Total Return      (Class IA)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        21,653  $         9,834  $        58,100  $         4,788  $        47,689  $        21,207
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        21,653  $         9,834  $        58,100  $         4,788  $        47,689  $        21,207
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        21,653  $         9,834  $        58,100  $         4,788  $        47,689  $        21,207
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        21,653  $         9,834  $        58,100  $         4,788  $        47,689  $        21,207
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          692              951           58,100              377            4,657            2,761
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $        21,390  $         9,727  $        58,100  $         4,841  $        48,868  $        21,222
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         12.22  $         12.09  $         10.43  $         11.07  $         12.01  $         14.19
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                                                    Salomon          Salomon          Salomon          Scudder
                              Putnam Variable                      Brothers         Brothers         Brothers         Variable
                                   Trust            Rydex       Variable Series  Variable Series  Variable Series  Insurance Trust
                                (Class IA)     Variable Trust     Fund, Inc.       Fund, Inc.       Fund, Inc.        (Class A)
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                    VT
                               International
                                Growth and
                                  Income        Rydex Sector                                                         Equity 500
                                (Class IA)        Rotation          All Cap      High Yield Bond     Investors     Index (Class A)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         6,602  $        14,996  $        30,525  $        12,003  $           820  $        44,621
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $         6,602  $        14,996  $        30,525  $        12,003  $           820  $        44,621
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $         6,602  $        14,996  $        30,525  $        12,003  $           820  $        44,621
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $         6,602  $        14,996  $        30,525  $        12,003  $           820  $        44,621
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          430            1,182            1,759            1,266               56            3,404
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $         5,635  $        12,767  $        28,707  $        12,536  $           795  $        41,363
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         20.81  $         17.22  $         16.75  $         11.47  $         11.77  $         15.72
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                                  Scudder
                                 Variable          Scudder       T. Rowe Price    T. Rowe Price    The Universal    The Universal
                              Insurance Trust     Variable          Equity            Equity       Institutional    Institutional
                                 (Class A)        Series II       Series, Inc.     Series, Inc.     Funds, Inc.      Funds, Inc.
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                 T. Rowe Price                      Van Kampen
                                 Small Cap                         Blue Chip      T. Rowe Price         UIF          Van Kampen
                              Index (Class A)   Total Return        Growth        Equity Income    Equity Growth   UIF High Yield
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        26,000  $        42,664  $        16,133  $        52,352  $         8,251  $         8,782
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        26,000  $        42,664  $        16,133  $        52,352  $         8,251  $         8,782
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        26,000  $        42,664  $        16,133  $        52,352  $         8,251  $         8,782
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        26,000  $        42,664  $        16,133  $        52,352  $         8,251  $         8,782
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                        1,806            1,875            1,677            2,403              521            1,291
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $        23,639  $        40,228  $        14,790  $        52,181  $         7,199  $         9,034
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         19.23  $         10.69  $         11.56  $         16.78  $         12.59  $         13.39
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                               The Universal       Van Eck          Van Eck          Van Eck        Van Kampen       Van Kampen
                               Institutional      Worldwide        Worldwide        Worldwide     Life Investment  Life Investment
                                Funds, Inc.    Insurance Trust  Insurance Trust  Insurance Trust       Trust            Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                                    Van Eck
                                Van Kampen         Van Eck         Worldwide         Van Eck
                                 UIF U.S.         Worldwide        Emerging         Worldwide                      LIT Growth and
                                Real Estate    Absolute Return      Markets        Hard Assets    LIT Government       Income
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        20,561  $         2,385  $         5,652  $           225  $         6,535  $        40,140
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets              $        20,561  $         2,385  $         5,652  $           225  $         6,535  $        40,140
                              ===============  ===============  ===============  ===============  ===============  ===============
NET ASSETS
Accumulation units            $        20,561  $         2,385  $         5,652  $           225  $         6,535  $        40,140
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Total net assets          $        20,561  $         2,385  $         5,652  $           225  $         6,535  $        40,140
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                          891              242              284                8              694            1,959
                              ===============  ===============  ===============  ===============  ===============  ===============
Cost of investments           $        17,669  $         2,381  $         4,317  $           191  $         6,495  $        36,583
                              ===============  ===============  ===============  ===============  ===============  ===============
ACCUMULATION UNIT FAIR VALUE  $         22.41  $          9.95  $         16.81  $         19.15  $         10.76  $         17.04
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                Van Kampen
                              Life Investment
                                   Trust
                                (Class II)
                                Sub-Account
                              ---------------

                                    LIT
                                Aggressive
                                  Growth
                                (Class II)
                              ---------------
ASSETS
Investments at fair value     $         7,430
                              ---------------
    Total assets              $         7,430
                              ===============
NET ASSETS
Accumulation units            $         7,430
                              ---------------
    Total net assets          $         7,430
                              ===============
FUND SHARE INFORMATION
Number of shares                        1,376
                              ===============
Cost of investments           $         6,386
                              ===============
ACCUMULATION UNIT FAIR VALUE  $         12.50
                              ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                           AIM             AIM             AIM             AIM             AIM
                                        Variable        Variable        Variable        Variable        Variable        The Alger
                                        Insurance       Insurance       Insurance       Insurance       Insurance       American
                                          Funds           Funds           Funds           Funds           Funds           Fund
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                        AIM V.I.        AIM V.I.        AIM V.I.        AIM V.I.
                                         AIM V.I.       Capital        Demographic       MidCap         Premier
                                       Basic Value    Appreciation     Trends (a)      Core Equity       Equity       Alger Growth
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            8  $            4  $            -  $           48  $            -  $           73
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                    8               4               -              48               -              73
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                         1,472           1,023           1,747           2,685             349           1,868
  Cost of investments sold                    1,433             966           1,652           2,637             342           1,734
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                               39              57              95              48               7             134

Realized gain distributions                     108               -               -             293               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                   147              57              95             341               7             134

Change in unrealized gains (losses)             425             625           1,535             208               2           4,706
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                572             682           1,630             549               9           4,840
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $          580  $          686  $        1,630  $          597  $            9  $        4,913
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Previously known as AIM V.I. Dent Demographics

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Fidelity        Fidelity        Fidelity        Fidelity
                                                                        Variable        Variable        Variable        Variable
                                        The Alger       The Alger       Insurance       Insurance       Insurance       Insurance
                                      American Fund   American Fund   Products Fund   Products Fund   Products Fund   Products Fund
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                          Alger
                                        Leveraged     Alger MidCap         VIP                             VIP
                                         AllCap          Growth       Asset Manager  VIP Contrafund   Equity-Income    VIP Growth
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            -  $            -  $            1  $          146  $          607  $          252
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                    -               -               1             146             607             252
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                         2,374           1,938             270           2,275           2,817           2,316
  Cost of investments sold                    2,202           1,814             263           2,037           2,741           2,255
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                              172             124               7             238              76              61

Realized gain distributions                       -           1,913               -               9           1,333               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                   172           2,037               7             247           1,409              61

Change in unrealized gains (losses)           4,781           4,330             273          12,032           2,646           5,226
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments              4,953           6,367             280          12,279           4,055           5,287
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $        4,953  $        6,367  $          281  $       12,425  $        4,662  $        5,539
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                        Fidelity        Fidelity        Fidelity        Fidelity                          Janus
                                        Variable        Variable        Variable        Variable                      Aspen Series
                                        Insurance       Insurance       Insurance       Insurance         Janus         (Service
                                      Products Fund   Products Fund   Products Fund   Products Fund   Aspen Series       Shares)
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                                                                                        Balanced
                                          VIP        VIP Investment        VIP                            Forty         (Service
                                        Index 500      Grade Bond     Money Market    VIP Overseas    Portfolio (b)      Shares)
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $          127  $          600  $          242  $           74  $            6  $          594
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                  127             600             242              74               6             594
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                         1,885           1,689           5,160           2,122             816             548
  Cost of investments sold                    1,838           1,716           5,160           1,922             757             524
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                               47             (27)              -             200              59              24

Realized gain distributions                       -             362               -              58               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                    47             335               -             258              59              24

Change in unrealized gains (losses)             872            (411)              -           3,888             200           1,634
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                919             (76)              -           4,146             259           1,658
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $        1,046  $          524  $          242  $        4,220  $          265  $        2,252
                                     ==============  ==============  ==============  ==============  ==============  ==============

(b) Previously known as Capital Appreciation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                          Janus           Janus           Janus           Janus           Janus
                                      Aspen Series    Aspen Series    Aspen Series    Aspen Series    Aspen Series       Lazard
                                        (Service        (Service        (Service        (Service        (Service       Retirement
                                         Shares)         Shares)         Shares)         Shares)         Shares)      Series, Inc.
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                                      Risk-Managed    Small Company     Worldwide
                                      Foreign Stock   Mid Cap Value       Core            Value          Growth
                                        (Service        (Service        (Service        (Service        (Service        Emerging
                                         Shares)         Shares)         Shares)       Shares) (c)       Shares)         Markets
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $           40  $          189  $           46  $            -  $          100  $           22
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                   40             189              46               -             100              22
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                           572           1,063             370             135             493             953
  Cost of investments sold                      540           1,055             368             135             476             736
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                               32               8               2               -              17             217

Realized gain distributions                       -             105              81               -               -             258
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                    32             113              83               -              17             475

Change in unrealized gains (losses)             303              (6)            (85)             (1)            467           1,948
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                335             107              (2)             (1)            484           2,423
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $          375  $          296  $           44  $           (1) $          584  $        2,445
                                     ==============  ==============  ==============  ==============  ==============  ==============

(c) For period beginning April 29, 2005 and ended December 31, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                      MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable
                                        Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                          Trust           Trust           Trust           Trust           Trust           Trust
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                                           MFS
                                           MFS        MFS Investors     Investors        MFS New           MFS
                                       High Income    Growth Stock        Trust         Discovery     Total Return    MFS Utilities
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $           22  $            5  $            5  $            -  $           56  $          100
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                   22               5               5               -              56             100
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                           102             637             231             707             715             970
  Cost of investments sold                      103             619             224             664             717             798
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                               (1)             18               7              43              (2)            172

Realized gain distributions                       -               -               -               -             110               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                    (1)             18               7              43             108             172

Change in unrealized gains (losses)               4              85              73           1,378             (28)          2,562
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                  3             103              80           1,421              80           2,734
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $           25  $          108  $           85  $        1,421  $          136  $        2,834
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Oppenheimer     Oppenheimer     Oppenheimer                   PIMCO Advisors
                                       MFS Variable     Variable        Variable        Variable        Panorama        Variable
                                        Insurance        Account         Account         Account         Series         Insurance
                                          Trust           Funds           Funds           Funds         Fund,Inc.         Trust
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                                                       Oppenheimer
                                                       Oppenheimer     Oppenheimer     Main Street     Oppenheimer
                                                       Aggressive        Global         Small Cap     International     NFJ Small
                                        MFS Value      Growth (c)      Securities        Growth          Growth       Cap Value (d)
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $           36  $            -  $           50  $            -  $           86  $           13
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                   36               -              50               -              86              13
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
   Proceeds from sales                          143             348           1,882           2,352           1,148           1,679
   Cost of investments sold                     144             342           1,791           2,136           1,024           1,886
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Realized gains (losses)
     on fund shares                              (1)              6              91             216             124            (207)

Realized gain distributions                     108               -               -           1,328               -             190
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                   107               6              91           1,544             124             (17)

Change in unrealized gains (losses)             140              23           2,807           6,649           1,890              (6)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                247              29           2,898           8,193           2,014             (23)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $          283  $           29  $        2,948  $        8,193  $        2,100  $          (10)
                                     ==============  ==============  ==============  ==============  ==============  ==============

(c) For period beginning April 29, 2005 and ended December 31, 2005
(d) For period beginning January 1, 2005 and ended May 1, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                     PIMCO Advisors  PIMCO Advisors  PIMCO Advisors  PIMCO Advisors
                                        Variable        Variable        Variable        Variable     PIMCO Variable  PIMCO Variable
                                        Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                          Trust           Trust           Trust           Trust           Trust           Trust
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                          OpCap                       PEA Science
                                          OpCap        Renaissance        OpCap           and
                                        Balanced           (e)          Small Cap    Technology (d)   Foreign Bond    Money Market
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            -  $            -  $            -  $            -  $          188  $        1,194

  Net investment income (loss)                    -               -               -               -             188           1,194
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                           234             117           1,169          10,813             649          20,960
  Cost of investments sold                      232             115           1,251          12,382             635          20,960
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Realized gains (losses)
    on fund shares                                2               2             (82)         (1,569)             14               -

Realized gain distributions                       -               -           1,802               -              73               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized gains (losses)                     2               2           1,720          (1,569)             87               -

Change in unrealized gains (losses)               2               -          (1,108)             24              88               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net realized and unrealized
   gains (losses) on investments                  4               2             612          (1,545)            175               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $            4  $            2  $          612  $       (1,545) $          363  $        1,194
                                     ==============  ==============  ==============  ==============  ==============  ==============

(d) For period beginning January 1, 2005 and ended May 1, 2005
(e) Previously known as PEA Renaissance

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Salomon
                                                                         Putnam          Putnam                         Brothers
                                     PIMCO Variable  PIMCO Variable     Variable        Variable          Rydex         Variable
                                         Insurance      Insurance         Trust           Trust         Variable         Series
                                          Trust           Trust        (Class IA)      (Class IA)         Trust        Fund, Inc.
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                                                                           VT
                                                                                      International
                                                                                       Growth and
                                          PIMCO           PIMCO       VT High Yield      Income       Rydex Sector
                                       Real Return    Total Return     (Class IA)      (Class IA)       Rotation         All Cap
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $           89  $        1,332  $        1,123  $           30  $            -  $          260
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net investment income (loss)                   89           1,332           1,123              30               -             260
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                           302           1,538           1,732           1,304           1,296             942
  Cost of investments sold                      301           1,524           1,748           1,187           1,161             904
                                     --------------  --------------  --------------  --------------  --------------  --------------

   Realized gains (losses)
    on fund shares                                1              14             (16)            117             135              38

Realized gain distributions                      47             745               -               -               -              21
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized gains (losses)                    48             759             (16)            117             135              59

Change in unrealized gains (losses)             (51)         (1,188)           (494)            661           1,553           1,014
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized and unrealized
   gains (losses) on investments                 (3)           (429)           (510)            778           1,688           1,073
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $           86  $          903  $          613  $          808  $        1,688  $        1,333
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                         Salomon         Salomon         Scudder         Scudder         Scudder
                                        Brothers        Brothers        Variable        Variable        Variable
                                        Variable        Variable        Insurance       Insurance       Insurance        Scudder
                                         Series          Series           Trust           Trust           Trust         Variable
                                       Fund, Inc.      Fund, Inc.       (Class A)       (Class A)       (Class A)       Series I
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                                       EAFE Equity     Equity 500       Small Cap
                                       High Yield                         Index           Index           Index
                                          Bond          Investors     (Class A) (f)     (Class A)       (Class A)     Balanced (g)
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $          703  $           10  $           35  $          553  $          126  $        1,131
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                  703              10              35             553             126           1,131
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                         1,504             112           1,866           2,636           1,313          37,940
  Cost of investments sold                    1,495             112           1,732           2,501           1,210          38,472
                                     --------------  --------------  --------------  --------------  --------------  --------------

   Realized gains (losses)
    on fund shares                                9               -             134             135             103            (532)

Realized gain distributions                     196               -               -               -             541               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized gains (losses)                   205               -             134             135             644            (532)

Change in unrealized gains (losses)            (475)             26            (142)          1,406             526          (1,457)
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized and unrealized
   gains (losses) on investments               (270)             26              (8)          1,541           1,170          (1,989)
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $          433  $           36  $           27  $        2,094  $        1,296  $         (858)
                                     ==============  ==============  ==============  ==============  ==============  ==============

(f) For period beginning January 1, 2005 and ended July 25, 2005
(g) On April 29, 2005, Scudder Balanced merged into Scudder II Total Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                         Scudder      T. Rowe Price   T. Rowe Price   The Universal   The Universal   The Universal
                                        Variable         Equity          Equity       Institutional   Institutional   Institutional
                                        Series II      Series, Inc.    Series, Inc.    Funds, Inc.     Funds, Inc.     Funds, Inc.
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                      T. Rowe Price                    Van Kampen                      Van Kampen
                                          Total         Blue Chip     T. Rowe Price        UIF         Van Kampen       UIF U.S.
                                     Return (c) (g)      Growth       Equity Income   Equity Growth  UIF High Yield    Real Estate
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            -  $           16  $          644  $           21  $          507  $          188
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                    -              16             644              21             507             188
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                         4,035             621           2,956             236             697           2,080
  Cost of investments sold                    3,842             588           2,861             225             719           1,850
                                     --------------  --------------  --------------  --------------  --------------  --------------

   Realized gains (losses)
      on fund shares                            193              33              95              11             (22)            230

Realized gain distributions                       -               -           2,214               -               -             415
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized gains (losses)                   193              33           2,309              11             (22)            645

Change in unrealized gains (losses)           2,436           1,019          (1,102)            948            (381)          1,947
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized and unrealized
   gains (losses) on investments              2,629           1,052           1,207             959            (403)          2,592
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $        2,629  $        1,068  $        1,851  $          980  $          104  $        2,780
                                     ==============  ==============  ==============  ==============  ==============  ==============

(c) For period beginning April 29, 2005 and ended December 31, 2005
(g) On April 29, 2005, Scudder Balanced merged into Scudder II Total Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Van Kampen
                                         Van Eck         Van Eck         Van Eck       Van Kampen      Van Kampen         Life
                                        Worldwide       Worldwide       Worldwide         Life            Life         Investment
                                        Insurance       Insurance       Insurance      Investment      Investment         Trust
                                          Trust           Trust           Trust           Trust           Trust        (Class II)
                                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                         Van Eck         Van Eck                                                           LIT
                                        Worldwide       Worldwide        Van Eck                                       Aggressive
                                        Absolute        Emerging        Worldwide                    LIT Growth and      Growth
                                         Return          Markets       Hard Assets   LIT Government      Income        (Class II)
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            -  $           25  $            -  $          101  $          233  $            -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Net investment income (loss)                    -              25               -             101             233               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
 fund shares:
  Proceeds from sales                           215             214               6             376           3,225             408
  Cost of investments sold                      215             179               6             378           3,041             361
                                     --------------  --------------  --------------  --------------  --------------  --------------

   Realized gains (losses)
    on fund shares                                -              35               -              (2)            184              47

Realized gain distributions                       -               -               -               -             511               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized gains (losses)                     -              35               -              (2)            695              47

Change in unrealized gains (losses)              (1)          1,210              34              35           2,184             606
                                     --------------  --------------  --------------  --------------  --------------  --------------

  Net realized and unrealized
   gains (losses) on investments                 (1)          1,245              34              33           2,879             653
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $           (1) $        1,270  $           34  $          134  $        3,112  $          653
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable                    AIM Variable
                                                Insurance                       Insurance                       Insurance
                                                  Funds                           Funds                           Funds
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                                AIM V.I.                        AIM V.I.
                                             AIM V.I. Basic                      Capital                       Demographic
                                                  Value                       Appreciation                     Trends (a)
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005          2004 (h)          2005          2004 (h)          2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            8  $            -  $            4  $            -  $            -  $            -
Net realized gains (losses)                     147               2              57               5              95             (10)
Change in unrealized gains (losses)             425             109             625              72           1,535             949
                                     --------------  --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets
  from operations                               580             111             686              77           1,630             939
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      8,488           3,550           7,232           1,198          17,723          19,094
Payments on termination                           -               -               -               -            (337)            (23)
Records maintenance charge                   (2,535)           (243)         (2,028)           (257)         (7,897)         (4,934)
Transfers among the sub-accounts
  and with the Fixed Account - net               51              45              94              38              21              57
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    6,004           3,352           5,298             979           9,510          14,194
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             6,584           3,463           5,984           1,056          11,140          15,133

NET ASSETS AT BEGINNING OF PERIOD             3,463               -           1,056               -          15,638             505
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       10,047  $        3,463  $        7,040  $        1,056  $       26,778  $       15,638
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   317               -              97               -           1,020              36
       Units issued                             688             371             590             107             739           1,043
       Units redeemed                          (134)            (54)            (94)            (10)           (114)            (59)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at
    end of period                               871             317             593              97           1,645           1,020
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Previously known as AIM V.I. Dent Demographics
(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                              AIM Variable            AIM Variable
                                                Insurance               Insurance               The Alger
                                                  Funds                   Funds               American Fund
                                               Sub-Account             Sub-Account             Sub-Account
                                     ------------------------------  --------------  ------------------------------

                                                                         AIM V.I.
                                             AIM V.I. MidCap             Premier
                                               Core Equity               Equity               Alger Growth
                                     ------------------------------  --------------  ------------------------------

                                          2005          2004 (h)          2005            2005            2004
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           48  $            6  $            -  $           73  $            -
Net realized gains (losses)                     341             165               7             134             (24)
Change in unrealized gains (losses)             208             (79)              2           4,706           1,131
                                     --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets
  from operations                               597              92               9           4,913           1,107
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      7,093           3,896              97          37,709          24,947
Payments on termination                           -               -               -            (221)           (104)
Records maintenance charge                   (1,915)            (97)            (49)        (14,088)         (6,828)
Transfers among the sub-accounts
  and with the Fixed Account - net                8               -               9             283             237
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    5,186           3,799              57          23,683          18,252
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             5,783           3,891              66          28,596          19,359

NET ASSETS AT BEGINNING OF PERIOD             3,891               -               -          21,304           1,945
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $        9,674  $        3,891  $           66  $       49,900  $       21,304
                                     ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   356               -               -           1,852             178
       Units issued                             704             357              38           2,176           1,790
       Units redeemed                          (238)             (1)            (32)           (157)           (116)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at
    end of period                               822             356               6           3,871           1,852
                                     ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                Fidelity
                                                                                                                Variable
                                                The Alger                       The Alger                       Insurance
                                              American Fund                   American Fund                   Products Fund
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                  Alger
                                                Leveraged                     Alger MidCap                      VIP Asset
                                                 AllCap                          Growth                          Manager
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004            2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $            -  $            -  $            -  $            1  $            -
Net realized gains (losses)                     172             (10)          2,037              12               7               1
Change in unrealized gains (losses)           4,781           1,318           4,330           3,209             273               -
                                     --------------  --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets
  from operations                             4,953           1,308           6,367           3,221             281               1
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     20,359          22,681          57,656          38,479           5,192              70
Payments on termination                        (169)              -          (1,741)           (120)            (11)              -
Records maintenance charge                   (7,747)         (4,294)        (22,720)        (12,481)           (665)            (35)
Transfers among the sub-accounts
  and with the Fixed Account - net               (4)             54           1,198             377              44               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   12,439          18,441          34,393          26,255           4,560              35
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            17,392          19,749          40,760          29,476           4,841              36

NET ASSETS AT BEGINNING OF PERIOD            24,158           4,409          33,284           3,808              36               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       41,550  $       24,158  $       74,044  $       33,284  $        4,877  $           36
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                 1,732             342           1,804             233               3               -
       Units issued                           1,037           1,478           1,952           1,621             389               3
       Units redeemed                          (166)            (88)           (102)            (50)            (21)              -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    2,603           1,732           3,654           1,804             371               3
                                     ==============  ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity                        Fidelity                        Fidelity
                                                Variable                        Variable                        Variable
                                                Insurance                       Insurance                       Insurance
                                              Products Fund                   Products Fund                   Products Fund
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                   VIP                             VIP
                                               Contrafund                     Equity-Income                    VIP Growth
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $          146  $           27  $          607  $           58  $          252  $           11
Net realized gains (losses)                     247              45           1,409              38              61             (24)
Change in unrealized gains (losses)          12,032           3,773           2,646           2,476           5,226           1,903
                                     --------------  --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets
  from operations                            12,425           3,845           4,662           2,572           5,539           1,890
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     64,360          49,853          80,409          46,186          84,074          63,426
Payments on termination                        (956)           (252)         (2,740)           (135)         (2,102)           (653)
Records maintenance charge                  (26,535)        (13,521)        (33,070)        (17,766)        (37,436)        (20,419)
Transfers among the sub-accounts
  and with the Fixed Account - net            4,727              51           1,040             333           2,246             442
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   41,596          36,131          45,639          28,618          46,782          42,796
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            54,021          39,976          50,301          31,190          52,321          44,686

NET ASSETS AT BEGINNING OF PERIOD            46,318           6,342          33,765           2,575          47,707           3,021
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $      100,339  $       46,318  $       84,066  $       33,765  $      100,028  $       47,707
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                 2,939             465           2,346             200           4,224             277
       Units issued                           2,641           2,572           3,365           2,238           4,353           4,149
       Units redeemed                          (136)            (98)           (194)            (92)           (206)           (202)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    5,444           2,939           5,517           2,346           8,371           4,224
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity                        Fidelity                        Fidelity
                                                Variable                        Variable                        Variable
                                                Insurance                       Insurance                       Insurance
                                              Products Fund                   Products Fund                   Products Fund
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                                   VIP
                                                                               Investment                       VIP Money
                                              VIP Index 500                    Grade Bond                        Market
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005          2004 (h)          2005            2004            2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $          127  $            -  $          600  $           69  $          242  $            -
Net realized gains (losses)                      47               2             335              42               -               -
Change in unrealized gains (losses)             872             419            (411)            187               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                             1,046             421             524             298             242               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     24,022           5,849          31,831          20,286          20,111             119
Payments on termination                        (110)              -            (649)            (24)              -               -
Records maintenance charge                  (10,152)           (931)        (13,841)         (6,770)         (6,193)              -
Transfers among the sub-accounts
  and with the Fixed Account - net            2,840             955             751               3              11               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   16,600           5,873          18,092          13,495          13,929             119
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            17,646           6,294          18,616          13,793          14,171             119

NET ASSETS AT BEGINNING OF PERIOD             6,294               -          15,048           1,255             119               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       23,940  $        6,294  $       33,664  $       15,048  $       14,290  $          119
                                     ==============  ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   520               -           1,388             121              10               -
       Units issued                           1,522             604           1,804           1,348           1,526              10
       Units redeemed                          (156)            (84)           (154)            (81)           (413)              -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    1,886             520           3,038           1,388           1,123              10
                                     ==============  ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity
                                                Variable                                                       Janus Aspen
                                                Insurance                      Janus Aspen                       Series
                                              Products Fund                      Series                     (Service Shares)
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                                                                Balanced
                                                   VIP                            Forty                         (Service
                                                Overseas                      Portfolio (b)                      Shares)
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005          2004 (h)          2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           74  $           16  $            6  $            1  $          594  $          268
Net realized gains (losses)                     258              11              59               -              24               5
Change in unrealized gains (losses)           3,888             894             200              66           1,634             578
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                             4,220             921             265              67           2,252             851
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     20,743          12,673           3,729             820          32,212          20,862
Payments on termination                        (481)            (18)              -               -            (347)            (53)
Records maintenance charge                   (8,768)         (3,859)           (933)           (153)        (12,803)         (7,951)
Transfers among the sub-accounts
  and with the Fixed Account - net              422             258              (5)              1             545             244
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   11,916           9,054           2,791             668          19,607          13,102
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            16,136           9,975           3,056             735          21,859          13,953

NET ASSETS AT BEGINNING OF PERIOD            10,777             802             735               -          14,806             853
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       26,913  $       10,777  $        3,791  $          735  $       36,665  $       14,806
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   865              73              64               -           1,172              73
       Units issued                           1,112             847             289              64           1,566           1,154
       Units redeemed                          (162)            (55)            (61)              -             (43)            (55)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    1,815             865             292              64           2,695           1,172
                                     ==============  ==============  ==============  ==============  ==============  ==============

(b) Previously known as Capital Appreciation
(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                                                                                       Janus Aspen
                                               Janus Aspen                     Janus Aspen               Series
                                                 Series                          Series                 (Service
                                            (Service Shares)                (Service Shares)             Shares)
                                               Sub-Account                     Sub-Account             Sub-Account
                                     ------------------------------  ------------------------------  -------------

                                              Foreign Stock                   Mid Cap Value           Risk-Managed
                                                (Service                        (Service              Core (Service
                                                 Shares)                         Shares)                 Shares)
                                     ------------------------------  ------------------------------  --------------

                                          2005            2004            2005          2004 (h)          2005
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           40  $            5  $          189  $            -  $           46
Net realized gains (losses)                      32              10             113               -              83
Change in unrealized gains (losses)             303             261              (6)              4             (85)
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                               375             276             296               4              44
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                      6,661           4,037           5,268             143             806
Payments on termination                         (53)            (35)              -               -               -
Records maintenance charge                   (2,644)         (1,551)         (1,438)            (61)           (119)
Transfers among the sub-accounts
  and with the Fixed Account - net                7              49              (5)              -               1
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    3,971           2,500           3,825              82             688
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             4,346           2,776           4,121              86             732

NET ASSETS AT BEGINNING OF PERIOD             3,028             252              86               -               -
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $        7,374  $        3,028  $        4,207  $           86  $          732
                                     ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   245              24               7               -               -
       Units issued                             363             242             416               7              89
       Units redeemed                           (46)            (21)            (89)              -             (31)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                      562             245             334               7              58
                                     ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                      Janus Aspen
                                         Series                Janus Aspen                       Lazard
                                       (Service                  Series                        Retirement
                                        Shares)             (Service Shares)                  Series, Inc.
                                      Sub-Account              Sub-Account                     Sub-Account
                                     --------------  ------------------------------  ------------------------------

                                      Small Company             Worldwide
                                          Value                  Growth
                                        (Service                (Service                        Emerging
                                         Shares)                 Shares)                         Markets
                                     --------------  ------------------------------  ------------------------------

                                        2005 (c)          2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $          100  $           25  $           22  $           11
Net realized gains (losses)                       -              17               -             475              16
Change in unrealized gains (losses)              (1)            467             196           1,948             598
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                                (1)            584             221           2,445             625
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        858          10,282           6,073           5,641           4,275
Payments on termination                           -               -              (1)           (411)             (7)
Records maintenance charge                     (316)         (4,265)         (2,681)         (2,258)         (1,584)
Transfers among the sub-accounts
  and with the Fixed Account - net                7              48               9            (218)             40
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                      549           6,065           3,400           2,754           2,724
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS               548           6,649           3,621           5,199           3,349

NET ASSETS AT BEGINNING OF PERIOD                 -           3,738             117           3,443              94
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $          548  $       10,387  $        3,738  $        8,642  $        3,443
                                     ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                     -             266               9             163               6
       Units issued                              61             468             278             164             171
       Units redeemed                           (12)            (34)            (21)            (37)            (14)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                       49             700             266             290             163
                                     ==============  ==============  ==============  ==============  ==============

(c) For period beginning April 29, 2005 and ended December 31, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                       MFS Variable           MFS Variable                    MFS Variable
                                        Insurance               Insurance                       Insurance
                                          Trust                   Trust                           Trust
                                       Sub-Account             Sub-Account                     Sub-Account
                                     --------------  ------------------------------  ------------------------------

                                        MFS High              MFS Investors                   MFS Investors
                                         Income                Growth Stock                       Trust
                                     --------------  ------------------------------  ------------------------------

                                          2005            2005          2004 (h)          2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           22  $            5  $            -  $            5  $            -
Net realized gains (losses)                      (1)             18               -               7               1
Change in unrealized gains (losses)               4              85              55              73               4
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                                25             108              55              85               5
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      1,419           3,093             790           1,339             102
Payments on termination                           -               -               -               -               -
Records maintenance charge                     (409)         (1,139)           (147)           (418)            (23)
Transfers among the sub-accounts
  and with the Fixed Account - net               41              (2)              -               2              49
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    1,051           1,952             643             923             128
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             1,076           2,060             698           1,008             133

NET ASSETS AT BEGINNING OF PERIOD                 -             698               -             133               -
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $        1,076  $        2,758  $          698  $        1,141  $          133
                                     ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                     -              63               -              12               -
       Units issued                             106             236              63             107              14
       Units redeemed                            (9)            (59)              -             (21)             (2)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                       97             240              63              98              12
                                     ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              MFS Variable                    MFS Variable                    MFS Variable
                                                Insurance                       Insurance                       Insurance
                                                  Trust                           Trust                           Trust
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                 MFS New                        MFS Total
                                                Discovery                        Return                       MFS Utilities
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005          2004 (h)          2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $            -  $           56  $            -  $          100  $           55
Net realized gains (losses)                      43             (12)            108               3             172              64
Change in unrealized gains (losses)           1,378             844             (28)             64           2,562           1,677
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                             1,421             832             136              67           2,834           1,796
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     17,306          16,499           8,576           1,473          17,277          12,869
Payments on termination                         (57)            (36)            (74)              -            (659)            (40)
Records maintenance charge                   (8,347)         (5,289)         (3,498)           (263)         (7,573)         (5,564)
Transfers among the sub-accounts
  and with the Fixed Account - net                1             159             288             295              42               2
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    8,903          11,333           5,292           1,505           9,087           7,267
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            10,324          12,165           5,428           1,572          11,921           9,063

NET ASSETS AT BEGINNING OF PERIOD            12,744             579           1,572               -          10,869           1,806
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       23,068  $       12,744  $        7,000  $        1,572  $       22,790  $       10,869
                                     ==============  ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   711              34             100               -             598             129
       Units issued                             550             719             379             105             523             534
       Units redeemed                           (39)            (42)            (45)             (5)            (48)            (65)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
     period                                   1,222             711             434             100           1,073             598
                                     ==============  ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                              MFS Variable            Oppenheimer              Oppenheimer
                                                Insurance               Variable                Variable
                                                  Trust              Account Funds            Account Funds
                                               Sub-Account            Sub-Account              Sub-Account
                                     ------------------------------  --------------  ------------------------------

                                                                       Oppenheimer             Oppenheimer
                                                                        Aggressive               Global
                                                MFS Value                Growth                Securities
                                     ------------------------------  --------------  ------------------------------

                                          2005          2004 (h)        2005 (c)          2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           36  $            -  $            -  $           50  $            -
Net realized gains (losses)                     107               -               6              91               5
Change in unrealized gains (losses)             140               1              23           2,807             320
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                               283               1              29           2,948             325
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      6,265             340           1,562          18,261           5,638
Payments on termination                           -               -               -             (89)              -
Records maintenance charge                     (804)            (28)           (482)         (4,732)           (467)
Transfers among the sub-accounts
  and with the Fixed Account - net                3               9               1           4,961              95
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    5,464             321           1,081          18,401           5,266
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             5,747             322           1,110          21,349           5,591

NET ASSETS AT BEGINNING OF PERIOD               322               -               -           5,591               -
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $        6,069  $          322  $        1,110  $       26,940  $        5,591
                                     ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                    28               -               -             476               -
       Units issued                             486              28             125           1,693             490
       Units redeemed                           (12)              -             (31)           (157)            (14)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                      502              28              94           2,012             476
                                     ==============  ==============  ==============  ==============  ==============

(c) For period beginning April 29, 2005 and ended December 31, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             PIMCO Advisors
                                               Oppenheimer                      Panorama                        Variable
                                                Variable                      Series Fund,                      Insurance
                                              Account Funds                       Inc.                            Trust
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                               Oppenheimer
                                               Main Street                     Oppenheimer
                                                Small Cap                     International                   NFJ Small Cap
                                                 Growth                          Growth                           Value
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004          2005 (d)        2004 (h)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $            -  $           86  $           13  $           13  $           10
Net realized gains (losses)                   1,544              53             124              20             (17)              2
Change in unrealized gains (losses)           6,649           5,129           1,890           1,033              (6)              6
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                             8,193           5,182           2,100           1,066             (10)             18
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     69,406          48,732          15,996          10,408           1,320             611
Payments on termination                      (1,279)           (245)           (172)            (37)              -               -
Records maintenance charge                  (27,594)        (16,008)         (7,393)         (4,426)           (202)           (132)
Transfers among the sub-accounts
  and with the Fixed Account - net            2,044             388             215             237          (1,619)             14
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   42,577          32,867           8,646           6,182            (501)            493
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            50,770          38,049          10,746           7,248            (511)            511

NET ASSETS AT BEGINNING OF PERIOD            42,485           4,436           7,432             184             511               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       93,255  $       42,485  $       18,178  $        7,432  $            -  $          511
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                 2,321             289             365              11              42               -
       Units issued                           2,439           2,125             471             391              96              44
       Units redeemed                          (124)            (93)            (54)            (37)           (138)             (2)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    4,636           2,321             782             365               -              42
                                     ==============  ==============  ==============  ==============  ==============  ==============

(d) For period beginning January 1, 2005 and ended May 1, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                         PIMCO           PIMCO
                                        Advisors        Advisors             PIMCO Advisors                  PIMCO Advisors
                                        Variable        Variable                Variable                        Variable
                                       Insurance        Insurance               Insurance                       Insurance
                                         Trust           Trust                    Trust                           Trust
                                      Sub-Account      Sub-Account             Sub-Account                     Sub-Account
                                     --------------  --------------  ------------------------------  ------------------------------

                                                         OpCap                 OpCap Small                   PEA Science and
                                     OpCap Balanced  Renaissance (e)               Cap                         Technology
                                     --------------  --------------  ------------------------------  ------------------------------

                                          2005            2005            2005            2004          2005 (d)          2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $            -  $            -  $            1  $            -  $            -
Net realized gains (losses)                       2               2           1,720               2          (1,569)           (115)
Change in unrealized gains (losses)               2               -          (1,108)          1,349              24             (25)
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                                 4               2             612           1,352          (1,545)           (140)
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        585               -          14,482          14,483           3,185          13,795
Payments on termination                           -               -             (21)              -               -               -
Records maintenance charge                     (282)              -          (5,868)         (4,140)         (1,480)         (3,725)
Transfers among the sub-accounts
  and with the Fixed Account - net               (1)             (2)             23              (3)        (10,465)            211
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                      302              (2)          8,616          10,340          (8,760)         10,281
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS               306               -           9,228          11,692         (10,305)         10,141

NET ASSETS AT BEGINNING OF PERIOD                 -               -          12,425             733          10,305             164
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $          306  $            -  $       21,653  $       12,425  $            -  $       10,305
                                     ==============  ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                     -               -           1,018              71           1,219              18
       Units issued                              48              11             858           1,004             272           1,355
       Units redeemed                           (21)            (11)           (103)            (57)         (1,491)           (154)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                       27               -           1,773           1,018               -           1,219
                                     ==============  ==============  ==============  ==============  ==============  ==============

(d) For period beginning January 1, 2005 and ended May 1, 2005
(e) Previously known as PEA Renaissance

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             PIMCO Variable                  PIMCO Variable                  PIMCO Variable
                                                Insurance                       Insurance                       Insurance
                                                  Trust                           Trust                           Trust
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                                                               PIMCO Real
                                              Foreign Bond                    Money Market                       Return
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004            2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $          188  $           57  $        1,194  $          159  $           89  $            -
Net realized gains (losses)                      87              82               -               -              48               6
Change in unrealized gains (losses)              88              23               -               -             (51)             (2)
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                               363             162           1,194             159              86               4
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      6,449           5,212          65,870          49,212           4,969              38
Payments on termination                        (113)            (12)         (1,567)            (26)              -               -
Records maintenance charge                   (2,484)         (1,807)        (27,922)        (17,924)           (679)            (11)
Transfers among the sub-accounts
  and with the Fixed Account - net               24               6          (6,054)         (8,277)            237             144
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    3,876           3,399          30,327          22,985           4,527             171
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS             4,239           3,561          31,521          23,144           4,613             175

NET ASSETS AT BEGINNING OF PERIOD             5,595           2,034          26,579           3,435             175               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $        9,834  $        5,595  $       58,100  $       26,579  $        4,788  $          175
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   486             187           2,616             342              16               -
       Units issued                             381             335           5,005           3,089             445              16
       Units redeemed                           (54)            (36)         (2,048)           (815)            (28)              -
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                      813             486           5,573           2,616             433              16
                                     ==============  ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             PIMCO Variable                      Putnam                          Putnam
                                                Insurance                    Variable Trust                  Variable Trust
                                                  Trust                        (Class IA)                      (Class IA)
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                                                            VT International
                                               PIMCO Total                    VT High Yield                    Growth and
                                                 Return                        (Class IA)                   Income (Class IA)
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $        1,332  $          206  $        1,123  $          254  $           30  $            5
Net realized gains (losses)                     759             353             (16)            (15)            117              26
Change in unrealized gains (losses)          (1,188)              8            (494)            452             661             299
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                               903             567             613             691             808             330
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     37,489          32,662          18,419          14,585           5,400           3,465
Payments on termination                        (895)           (164)         (1,357)            (49)           (104)            (14)
Records maintenance charge                  (16,098)         (9,739)         (8,220)         (5,819)         (2,685)         (1,336)
Transfers among the sub-accounts
  and with the Fixed Account - net               36             557             836               7             640              (3)
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                   20,532          23,316           9,678           8,724           3,251           2,112
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS            21,435          23,883          10,291           9,415           4,059           2,442

NET ASSETS AT BEGINNING OF PERIOD            26,254           2,371          10,916           1,501           2,543             101
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       47,689  $       26,254  $       21,207  $       10,916  $        6,602  $        2,543
                                     ==============  ==============  ==============  ==============  ==============  ==============
UNITS OUTSTANDING
  Units outstanding at beginning
   of period                                  2,235             212             796             122             140               7
       Units issued                           1,862           2,097             825             719             247             168
       Units redeemed                          (128)            (74)           (126)            (45)            (70)            (35)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                    3,969           2,235           1,495             796             317             140
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Salomon                         Salomon
                                                                                Brothers                        Brothers
                                                                                Variable                        Variable
                                             Rydex Variable                   Series Fund,                    Series Fund,
                                                  Trust                           Inc.                            Inc.
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                              Rydex Sector                                                     High Yield
                                                Rotation                         All Cap                          Bond
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005            2004            2005            2004            2005          2004 (h)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $            -  $            -  $          260  $           87  $          703  $          109
Net realized gains (losses)                     135              12              59             (13)            205               3
Change in unrealized gains (losses)           1,553             671           1,014             768            (475)            (58)
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                             1,688             683           1,333             842             433              54
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                     10,282           9,157          21,044          21,964          12,803           2,061
Payments on termination                         (75)             (1)           (290)            (26)              -               -
Records maintenance charge                   (4,282)         (2,890)         (9,702)         (6,713)         (3,124)           (274)
Transfers among the sub-accounts
  and with the Fixed Account - net               41              (1)            804             340              44               6
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                    5,966           6,265          11,856          15,565           9,723           1,793
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS             7,654           6,948          13,189          16,407          10,156           1,847


NET ASSETS AT BEGINNING OF PERIOD             7,342             394          17,336             929           1,847               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $       14,996  $        7,342  $       30,525  $       17,336  $       12,003  $        1,847
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   485              29           1,077              62             167               -
       Units issued                             468             503             803           1,075           1,014             180
       Units redeemed                           (82)            (47)            (58)            (60)           (135)            (13)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                      871             485           1,822           1,077           1,046             167
                                     ==============  ==============  ==============  ==============  ==============  ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Salomon
                                                Brothers                         Scudder                         Scudder
                                                Variable                        Variable                        Variable
                                              Series Fund,                      Insurance                       Insurance
                                                  Inc.                       Trust (Class A)                 Trust (Class A)
                                               Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                               EAFE Equity                     Equity 500
                                                Investors                    Index (Class A)                 Index (Class A)
                                     ------------------------------  ------------------------------  ------------------------------

                                          2005          2004 (h)        2005 (f)          2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $           10  $            1  $           35  $            5  $          553  $          128
Net realized gains (losses)                       -               -             134               1             135              27
Change in unrealized gains (losses)              26              (1)           (142)            140           1,406           1,754
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                                36               -              27             146           2,094           1,909
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                      1,110              37           1,149           1,494          31,672          32,413
Payments on termination                           -               -               -               -            (687)           (228)
Records maintenance charge                     (366)              -            (535)           (486)        (16,805)        (11,057)
Transfers among the sub-accounts
  and with the Fixed Account - net                3               -          (1,803)             (1)            842             438
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from policy transactions                      747              37          (1,189)          1,007          15,022          21,566
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS               783              37          (1,162)          1,153          17,116          23,475

NET ASSETS AT BEGINNING OF PERIOD                37               -           1,162               9          27,505           4,030
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $          820  $           37  $            -  $        1,162  $       44,621  $       27,505
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                     3               -              67               1           1,831             297
       Units issued                              77               3              40              70           1,180           1,661
       Units redeemed                           (10)              -            (107)             (4)           (173)           (127)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of
    period                                       70               3               -              67           2,838           1,831
                                     ==============  ==============  ==============  ==============  ==============  ==============

(f) For period beginning January 1, 2005 and ended July 25, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------

                                                Scudder
                                                Variable                        Scudder                 Scudder
                                               Insurance                       Variable                Variable
                                             Trust (Class A)                   Series I                Series II
                                               Sub-Account                    Sub-Account            Sub-Account
                                     ----------------------------    ----------------------------    ------------

                                              Small Cap
                                           Index (Class A)                     Balanced              Total Return
                                     ----------------------------    ----------------------------    ------------

                                         2005           2004           2005 (g)         2004         2005 (c) (g)
                                     ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)         $        126    $         30    $      1,131    $        131    $          -
Net realized gains (losses)                   644              27            (532)             33             193
Change in unrealized gains (losses)           526           1,778          (1,457)          1,421           2,436
                                     ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets
   from operations                          1,296           1,835            (858)          1,585           2,629
                                     ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                   14,554          14,972          12,860          32,946          12,417
Payments on termination                      (431)              -               -              (1)            (94)
Records maintenance charge                 (6,285)         (4,523)         (4,259)         (7,272)         (9,288)
Transfers among the sub-accounts
   and with the Fixed Account - net           115             163         (37,090)            505          37,000
                                     ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets
   from policy transactions                 7,953          10,612         (28,489)         26,178          40,035
                                     ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS           9,249          12,447         (29,347)         27,763          42,664

NET ASSETS AT BEGINNING OF PERIOD          16,751           4,304          29,347           1,584               -
                                     ------------    ------------    ------------    ------------    ------------

NET ASSETS AT END OF PERIOD          $     26,000    $     16,751    $          -    $     29,347    $     42,664
                                     ============    ============    ============    ============    ============

UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                 908             275           2,338             135               -
       Units issued                           514             679             764           2,388           4,374
       Units redeemed                         (70)            (46)         (3,102)           (185)           (383)
                                     ------------    ------------    ------------    ------------    ------------
  Units outstanding at end of
    period                                  1,352             908               -           2,338           3,991
                                     ============    ============    ============    ============    ============

(c) For period beginning April 29, 2005 and ended December 31, 2005
(g) On April 29, 2005, Scudder Balanced merged into Scudder II Total Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------

                                           T. Rowe Price               T. Rowe Price               The Universal
                                           Equity Series,              Equity Series,              Institutional
                                               Inc.                        Inc.                     Funds, Inc.
                                            Sub-Account                 Sub-Account                 Sub-Account
                                     ------------------------    ------------------------    ------------------------

                                          T. Rowe Price
                                             Blue Chip                 T. Rowe Price              Van Kampen UIF
                                              Growth                   Equity Income              Equity Growth
                                     ------------------------    ------------------------    ------------------------

                                        2005        2004 (h)        2005          2004          2005        2004 (h)
                                     ----------    ----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)         $       16    $       25    $      644    $      193    $       21    $        -
Net realized gains (losses)                  33             4         2,309           393            11             -
Change in unrealized gains (losses)       1,019           324        (1,102)        1,245           948           104
                                     ----------    ----------    ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from operations                        1,068           353         1,851         1,831           980           104
                                     ----------    ----------    ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                 14,181         4,875        51,511        27,192         6,877         1,315
Payments on termination                       -             -        (1,335)         (100)            -             -
Records maintenance charge               (3,688)         (636)      (20,485)      (10,447)       (2,766)         (398)
Transfers among the sub-accounts
   and with the Fixed Account - net         (23)            3           757           434         1,305           834
                                     ----------    ----------    ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from policy transactions              10,470         4,242        30,448        17,079         5,416         1,751
                                     ----------    ----------    ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS        11,538         4,595        32,299        18,910         6,396         1,855

NET ASSETS AT BEGINNING OF PERIOD         4,595             -        20,053         1,143         1,855             -
                                     ----------    ----------    ----------    ----------    ----------    ----------

NET ASSETS AT END OF PERIOD          $   16,133    $    4,595    $   52,352    $   20,053    $    8,251    $    1,855
                                     ==========    ==========    ==========    ==========    ==========    ==========
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                               421             -         1,242            81           170             -
       Units issued                       1,031           429         2,060         1,292           506           176
       Units redeemed                       (56)           (8)         (183)         (131)          (21)           (6)
                                     ----------    ----------    ----------    ----------    ----------    ----------
  Units outstanding at end of
     period                               1,396           421         3,119         1,242           655           170
                                     ==========    ==========    ==========    ==========    ==========    ==========

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------

                                                                                                    Van Eck
                                         The Universal               The Universal                 Worldwide
                                         Institutional               Institutional                 Insurance
                                          Funds, Inc.                 Funds, Inc.                    Trust
                                          Sub-Account                 Sub-Account                 Sub-Account
                                     ------------------------    ------------------------    ------------------------

                                                                                                      Van Eck
                                                                      Van Kampen UIF                 Worldwide
                                          Van Kampen UIF                U.S. Real                    Absolute
                                            High Yield                    Estate                      Return
                                     ------------------------    ------------------------    ------------------------

                                        2005          2004          2005          2004         2005         2004 (h)
                                     ----------    ----------    ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)         $      507    $      117    $      188    $       39      $      -    $        -
Net realized gains (losses)                 (22)            3           645            76             -             1
Change in unrealized gains (losses)        (381)          118         1,947           937            (1)            5
                                     ----------    ----------    ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from operations                          104           238         2,780         1,052            (1)            6
                                     ----------    ----------    ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                  7,731         6,172        18,267         8,776           645         2,030
Payments on termination                    (429)           (3)         (355)            -             -             -
Records maintenance charge               (3,798)       (2,680)       (7,072)       (3,120)         (268)          (26)
Transfers among the sub-accounts
   and with the Fixed Account - net         874           118          (136)          (54)           (1)            -
                                     ----------    ----------    ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from policy transactions               4,378         3,607        10,704         5,602           376         2,004
                                     ----------    ----------    ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS         4,482         3,845        13,484         6,654           375         2,010

NET ASSETS AT BEGINNING OF PERIOD         4,300           455         7,077           423         2,010             -
                                     ----------    ----------    ----------    ----------    ----------    ----------

NET ASSETS AT END OF PERIOD          $    8,782    $    4,300    $   20,561    $    7,077    $    2,385    $    2,010
                                     ==========    ==========    ==========    ==========    ==========    ==========
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                               325            37           370            30           202             -
       Units issued                         384           310           649           375            60           202
       Units redeemed                       (53)          (22)         (101)          (35)          (22)            -
                                     ----------    ----------    ----------    ----------    ----------    ----------
  Units outstanding at end of
    period                                  656           325           918           370           240           202
                                     ==========    ==========    ==========    ==========    ==========    ==========

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------

                                                 Van Eck                     Van Eck
                                                Worldwide                   Worldwide               Van Kampen Life
                                                Insurance                   Insurance                Investment
                                                  Trust                       Trust                     Trust
                                               Sub-Account                 Sub-Account               Sub-Account
                                     --------------------------------    --------------    --------------------------------

                                                Van Eck
                                                Worldwide                   Van Eck
                                                Emerging                 Worldwide Hard
                                                 Markets                     Assets                LIT Government
                                     --------------------------------    --------------    --------------------------------

                                          2005            2004 (h)            2005              2005            2004 (h)
                                     --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)         $           25    $            -    $            -    $          101    $            -
Net realized gains (losses)                      35                 -                 -                (2)                -
Change in unrealized gains (losses)           1,210               125                34                35                 5
                                     --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
   from operations                            1,270               125                34               134                 5
                                     --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                      2,850             2,005               403             6,327               710
Payments on termination                           -                 -                 -               (30)                -
Records maintenance charge                     (543)              (74)             (236)           (3,094)             (322)
Transfers among the sub-accounts
   and with the Fixed Account - net              19                 -                24             1,992               813
                                     --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
   from policy transactions                   2,326             1,931               191             5,195             1,201
                                     --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS             3,596             2,056               225             5,329             1,206

NET ASSETS AT BEGINNING OF PERIOD             2,056                 -                 -             1,206                 -
                                     --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD          $        5,652    $        2,056    $          225    $        6,535    $        1,206
                                     ==============    ==============    ==============    ==============    ==============
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                                   161                 -                 -               116                 -
       Units issued                             189               161                12               526               116
       Units redeemed                           (14)                -                 -               (35)                -
                                     --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of
    period                                      336               161                12               607               116
                                     ==============    ==============    ==============    ==============    ==============

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------

                                         Van Kampen Life             Van Kampen Life
                                            Investment                  Investment
                                              Trust                  Trust (Class II)
                                           Sub-Account                 Sub-Account
                                     ------------------------    ------------------------

                                          LIT Growth and              LIT  Aggressive
                                              Income                  Growth (Class II)
                                     ------------------------    ------------------------

                                        2005         2004           2005        2004 (h)
                                     ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)         $      233    $       30    $        -    $        -
Net realized gains (losses)                 695            24            47             1
Change in unrealized gains (losses)       2,184         1,360           606           438
                                     ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from operations                        3,112         1,414           653           439
                                     ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                 36,361        22,771         3,611         4,416
Payments on termination                  (1,016)         (134)            -             -
Records maintenance charge              (15,325)       (8,530)       (1,367)         (331)
Transfers among the sub-accounts
   and with the Fixed Account - net         (51)          409             9             -
                                     ----------    ----------    ----------    ----------

Increase (decrease) in net assets
   from policy transactions              19,969        14,516         2,253         4,085
                                     ----------    ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS        23,081        15,930         2,906         4,524


NET ASSETS AT BEGINNING OF PERIOD        17,059         1,129         4,524             -
                                     ----------    ----------    ----------    ----------

NET ASSETS AT END OF PERIOD          $   40,140    $   17,059    $    7,430    $    4,524
                                     ==========    ==========    ==========    ==========
UNITS OUTSTANDING
  Units outstanding at beginning
    of period                             1,101            83           402             -
       Units issued                       1,454         1,114           226           403
       Units redeemed                      (200)          (96)          (34)           (1)
                                     ----------    ----------    ----------    ----------
  Units outstanding at end of
    period                                2,355         1,101           594           402
                                     ==========    ==========    ==========    ==========

(h) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). To conform to the 2005 presentation, certain amounts in the prior years' financial statements have been reclassified.

     Allstate New York issues two life insurance policies, the Consultant Protector and the Consultant Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

AIM VARIABLE INSURANCE FUNDS                           MFS VARIABLE INSURANCE TRUST (CONTINUED)
   AIM V.I. Basic Value                                   MFS Investors Growth Stock
   AIM V.I. Capital Appreciation                          MFS Investors Trust
   AIM V.I. Demographic Trends (Previously known as       MFS New Discovery
        AIM V.I. Dent Demographics)                       MFS Total Return
   AIM V.I. Mid Cap Core Equity                           MFS Utilities
   AIM V.I. Premier Equity**                              MFS Value
THE ALGER AMERICAN FUND                                OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Alger Growth                                           Oppenheimer Aggressive Growth
   Alger Leveraged AllCap                                 Oppenheimer Global Securities
   Alger MidCap Growth                                    Oppenheimer Main Street Small Cap
FIDELITY VARIABLE INSURANCE PRODUCTS FUND              PANORAMA SERIES FUND, INC.
   VIP Asset Manager                                      Oppenheimer International Growth
   VIP Contrafund                                      PIMCO ADVISORS VARIABLE INSURANCE TRUST
   VIP Equity-Income                                      NFJ Small Cap Value (Closed May 1, 2005)
   VIP Growth                                             OpCap Balanced
   VIP Index 500                                          OpCap Renaissance (Previously known as PEA Renaissance)*
   VIP Investment Grade Bond                              OpCap Small Cap
   VIP Money Market                                       PEA Science and Technology (Closed May 1,2005)
   VIP Overseas                                        PIMCO VARIABLE INSURANCE TRUST
JANUS ASPEN SERIES                                        Foreign Bond
   Forty Portfolio (Previously known as Capital           Money Market
        Appreciation)                                     PIMCO Real Return
JANUS ASPEN SERIES (SERVICE SHARES)                       PIMCO Total Return
   Balanced (Service Shares)                           PUTNAM VARIABLE TRUST (CLASS IA)
   Foreign Stock (Service Shares)                         Putnam VT High Yield (Class IA)
   Mid Cap Value (Service Shares)                         Putnam VT International Growth and Income (Class IA)
   Risk-Managed Core (Service Shares)**                THE RYDEX VARIABLE TRUST
   Small Company Value (Service Shares)                   Rydex Sector Rotation
   Worldwide Growth (Service Shares)                   SALOMON BROTHERS VARIABLE SERIES FUND, INC.
LAZARD RETIREMENT SERIES, INC.                            All Cap
   Emerging Markets                                       High Yield Bond
MFS VARIABLE INSURANCE TRUST
   MFS High Income**

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SALOMON BROTHERS VARIABLE SERIES FUND, INC.   THE UNIVERSAL INSTITUTIONAL FUNDS,
  (CONTINUED) Investors                        INC.
SCUDDER VARIABLE INSURANCE TRUST (CLASS A)       Van Kampen UIF Equity Growth
   EAFE Equity Index (Class A) (Closed           Van Kampen UIF High Yield
        July 25, 2005)                           Van Kampen UIF U.S. Real Estate
   Equity 500 Index (Class A)                 VAN ECK WORLDWIDE INSURANCE TRUST
   Small Cap Index (Class A)                     Van Eck Worldwide Absolute
SCUDDER VARIABLE SERIES I                             Return
   Balanced (Merged into the Total Return        Van Eck Worldwide Emerging
        Sub-Account of the Scudder Variable           Markets
        Series II on April 29, 2005)             Van Eck Worldwide Hard Assets**
SCUDDER VARIABLE SERIES II                    VAN KAMPEN LIFE INVESTMENT TRUST
   Total Return                                  LIT Government
T. ROWE PRICE EQUITY SERIES, INC.                LIT Growth and Income
   T. Rowe Price Blue Chip Growth             VAN KAMPEN LIFE INVESTMENT TRUST
   T. Rowe Price Equity Income                 (CLASS II)
                                                 LIT Aggressive Growth
                                                      (Class II)

 * Fund was available, but had no assets as of December 31, 2005
 ** Although the fund was available in 2004, there was no activity until 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The net assets are affected by the investment results of each fund, transactions by policyholders and certain contract expenses (see Note 3). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments for the fixed account ("Fixed Account") described below, the latter being included in the general account of Allstate New York.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     Allstate New York provides administrative and insurance services to the policyholders for a fee. Allstate New York also maintains a Fixed Account, to which policyholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of
     Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of federal income tax liability of Allstate New York.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $46.90 per $1,000 of face amount.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS

   The cost of purchases of investments for the year ended December 31, 2005 were as follows:

                                                                      Purchases
                                                                    ------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Basic Value                                          $      7,593
     AIM V. I. Capital Appreciation                                        6,325
     AIM V. I. Demographic Trends (a)                                     11,257
     AIM V. I. Mid Cap Core Equity                                         8,213
     AIM V. I. Premier Equity                                                406

Investments in the Alger American Fund, The Sub-Accounts:
     Alger Growth                                                         25,624
     Alger Leveraged AllCap                                               14,813
     Alger MidCap Growth                                                  38,244

Investments in the Fidelity Variable Insurance Products Fund
  Sub-Accounts:
     VIP Asset Manager                                                     4,831
     VIP Contrafund                                                       44,026
     VIP Equity-Income                                                    50,395
     VIP Growth                                                           49,351
     VIP Index 500                                                        18,612
     VIP Investment Grade Bond                                            20,743
     VIP Money Market                                                     19,331
     VIP Overseas                                                         14,170

Investments in the Janus Aspen Series Sub-Account:
     Forty Portfolio (b)                                                   3,613

Investments in the Janus Aspen Series (Service Shares)
  Sub-Accounts:
     Balanced (Service Shares)                                            20,749
     Foreign Stock (Service Shares)                                        4,583
     Mid Cap Value (Service Shares)                                        5,183
     Risk-Managed Core (Service Shares)                                    1,186
     Small Company Value (Service Shares) (c)                                684
     Worldwide Growth (Service Shares)                                     6,658

Investments in the Lazard Retirement Series, Inc. Sub-Account:
     Emerging Markets                                                      3,987

Investments in the MFS Variable Insurance Trust Sub-Accounts:
     MFS High Income                                                       1,175

(a) Previously known as AIM V.I. Dent Demographics
(b) Previously known as Capital Appreciation
(c) For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                      Purchases
                                                                    ------------
Investments in the MFS Variable Insurance
  Trust Sub-Accounts (continued):
     MFS Investors Growth Stock                                     $      2,594
     MFS Investors Trust                                                   1,158
     MFS New Discovery                                                     9,610
     MFS Total Return                                                      6,172
     MFS Utilities                                                        10,157
     MFS Value                                                             5,751

Investments in the Oppenheimer Variable Account Funds
  Sub-Accounts:
     Oppenheimer Aggressive Growth (c)                                     1,429
     Oppenheimer Global Securities                                        20,333
     Oppenheimer Main Street Small Cap Growth                             46,256

Investments in the Panorama Series Fund, Inc. Sub-Account:
     Oppenheimer International Growth                                      9,880

Investments in the PIMCO Advisors Variable Insurance Trust
  Sub-Accounts:
     NFJ Small Cap Value (d)                                               1,381
     OpCap Balanced                                                          536
     OpCap Renaissance (e)                                                   115
     OpCap Small Cap                                                      11,587
     PEA Science and Technology (d)                                        2,054

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
     Foreign Bond                                                          4,786
     Money Market                                                         52,481
     PIMCO Real Return                                                     4,965
     PIMCO Total Return                                                   24,148

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
     VT High Yield (Class IA)                                             12,533
     VT International Growth and Income (Class IA)                         4,585

Investments in the Rydex Variable Trust Sub-Account:
     Rydex Sector Rotation                                                 7,262

Investments in the Salomon Brothers Variable Series Funds
  Inc. Sub-Accounts:
     All Cap                                                              13,079

(c) For period beginning April 29, 2005 and ended December 31, 2005
(d) For period beginning January 1, 2005 and ended May 1, 2005
(e) Previously known as PEA Renaissance

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                      Purchases
                                                                    ------------
Investments in the Salomon Brothers Variable
  Series Funds Inc. Sub-Accounts (continued):
     High Yield Bond                                                $     12,126
     Investors                                                               868

Investments in the Scudder Variable Insurance Trust (Class
  A) Sub-Accounts:
     EAFE Equity Index (Class A) (f)                                         711
     Equity 500 Index (Class A)                                           18,211
     Small Cap Index (Class A)                                             9,933

Investments in the Scudder Variable Series I Sub-Account:
     Balanced (g)                                                         10,583

Investments in the Scudder Variable Series II Sub-Account:
     Total Return (c) (g)                                                 44,070

Investments in the T. Rowe Price Equity Series, Inc.
  Sub-Accounts:
     T. Rowe Price Blue Chip Growth                                       11,107
     T. Rowe Price Equity Income                                          36,261

Investments in the The Universal Institutional Funds, Inc.
  Sub-Accounts:
     Van Kampen UIF Equity Growth                                          5,672
     Van Kampen UIF High Yield                                             5,582
     Van Kampen UIF U.S. Real Estate                                      13,387

Investments in the Van Eck Worldwide Insurance Trust
  Sub-Accounts:
     Van Eck Worldwide Absolute Return                                       591
     Van Eck Worldwide Emerging Markets                                    2,565
     Van Eck Worldwide Hard Assets                                           198

Investments in the Van Kampen Life Investment Trust
  Sub-Accounts:
     LIT Government                                                        5,673
     LIT Growth and Income                                                23,937

Investments in the Van Kampen Life Investment Trust (Class
 II) Sub-Account:
     LIT Aggressive Growth (Class II)                                      2,661
                                                                    ------------

                                                                    $    838,740
                                                                    ============

(c) For period beginning April 29, 2005 and ended December 31, 2005
(f) For period beginning January 1, 2005 and ended July 25, 2005
(g) On April 29, 2005, Scudder Balanced merged into Scudder II Total Return

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

   A summary of units outstanding, accumulation unit fair values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the three years in the period ended December 31, 2005.

   ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

     ** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment           Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the AIM Variable Insurance
  Funds Sub-Account:
    AIM V. I. Basic Value
      2005                                              871   $         11.54   $        10,047              0.13%             5.74%
      2004 (h)                                          317             10.91             3,463              0.00              9.12
    AIM V. I. Capital Appreciation
      2005                                              593             11.87             7,040              0.10              8.84
      2004 (h)                                           97             10.91             1,056              0.00              9.09
    AIM V. I. Demographic Trends (a)
      2005                                            1,645             16.28            26,778              0.00              6.21
      2004                                            1,020             15.33            15,638              0.00              8.25
      2003 (i)                                           36             14.16               505              0.00             12.53
    AIM V. I. Mid Cap Core Equity
      2005                                              822             11.77             9,674              0.71              7.62
      2004 (h)                                          356             10.94             3,891              0.31              9.37
    AIM V. I. Premier Equity
      2005                                                6             11.40                66              1.43              5.65
      2004 (h)                                            -             10.79                 -              0.00              7.91

(a) Previously known as AIM V.I. Dent Demographics
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment           Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in The Alger American
  Fund Sub-Accounts:
    Alger Growth
      2005                                            3,871   $         12.89   $        49,900              0.21%            12.03%
      2004                                            1,852             11.51            21,304              0.00              5.50
      2003 (i)                                          178             10.91             1,945              0.00             13.77
    Alger Leveraged AllCap
      2005                                            2,603             15.96            41,550              0.00             14.45
      2004                                            1,732             13.95            24,158              0.00              8.19
      2003 (i)                                          342             12.89             4,409              0.00             11.07
    Alger MidCap Growth
      2005                                            3,654             20.27            74,044              0.00              9.82
      2004                                            1,804             18.45            33,284              0.00             13.04
      2003 (i)                                          233             16.32             3,808              0.00             17.57
Investments in the Fidelity Variable
  Insurance Products Fund Sub-Accounts:
    VIP Asset Manager
      2005                                              371             13.13             4,877              0.06              4.04
      2004 (h)                                            3             12.62                36              0.00              5.47
    VIP Contrafund
      2005                                            5,444             18.43           100,339              0.20             16.94
      2004                                            2,939             15.76            46,318              0.10             15.48
      2003 (i)                                          465             13.65             6,342              0.00             13.49
    VIP Equity-Income
      2005                                            5,517             15.24            84,066              1.03              5.87
      2004                                            2,346             14.39            33,765              0.32             11.53
      2003 (i)                                          200             12.91             2,575              0.00             14.70
    VIP Growth
      2005                                            8,371             11.95           100,028              0.34              5.80
      2004                                            4,224             11.29            47,707              0.04              3.38
      2003 (i)                                          277             10.93             3,021              0.00             13.66
    VIP Index 500
      2005                                            1,886             12.69            23,940              0.84              4.82
      2004 (h)                                          520             12.11             6,294              0.00             10.61
    VIP Investment Grade Bond
      2005                                            3,038             11.08            33,664              2.46              2.19
      2004                                            1,388             10.84            15,048              0.85              4.45
      2003 (i)                                          121             10.38             1,255              0.00              4.20

(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------
                                                               Accumulation                         Investment           Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Fidelity
  Variable Insurance Products
  Fund Sub-Accounts (continued):
    VIP Money Market
      2005                                            1,123   $         12.72   $        14,290              3.35%             3.04%
      2004 (h)                                           10             12.35               119              0.00              1.21
    VIP Overseas
      2005                                            1,815             14.83            26,913              0.40             19.05
      2004                                              865             12.46            10,777              0.28             13.63
      2003 (i)                                           73             10.96               802              0.00             21.61

Investments in the Janus Aspen
  Series Sub-Account:
    Forty Portfolio (b)
      2005                                              292             12.97             3,791              0.25             12.85
      2004 (h)                                           64             11.50               735              0.27             14.97

Investments in the Janus Aspen
  Series (Service Shares)
  Sub-Accounts:
    Balanced (Service Shares)
      2005                                            2,695             13.60            36,665              2.31              7.66
      2004                                            1,172             12.64            14,806              3.42              8.29
      2003 (i)                                           73             11.67               853              1.17              8.24
    Foreign Stock
     (Service Shares)
      2005                                              562             13.11             7,374              0.78              6.24
      2004                                              245             12.34             3,028              0.30             18.22
      2003 (i)                                           24             10.44               252              0.00             17.99
    Mid Cap Value
     (Service Shares)
      2005                                              334             12.58             4,207              8.81             10.00
      2004 (h)                                            7             11.44                86              0.00             14.35
    Risk-Managed Core
     (Service Shares)
      2005                                               58             12.73               732             12.50             10.91
      2004 (h)                                            -             11.48                 -              0.00             14.80
    Small Company Value
     (Service Shares)
      2005 (c)                                           49             11.07               548              0.00             10.74

(b) Previously known as Capital Appreciation
(c) For period beginning April 29, 2005 and ended December 31, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment           Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Janus Aspen
  Series (Service Shares)
  Sub-Accounts (continued):
    Worldwide Growth
    (Service Shares)
      2005                                              700   $         14.84   $        10,387              1.41%             5.57%
      2004                                              266             14.06             3,738              1.30              4.53
      2003 (i)                                            9             13.45               117              0.00             13.59

Investments in the Lazard
  Retirement Series, Inc.
  Sub-Account:
    Emerging Markets
      2005                                              290             29.77             8,642              0.36             40.78
      2004                                              163             21.15             3,443              0.62             30.59
      2003 (i)                                            6             16.19                94              0.00             27.06

Investments in the MFS Variable
  Insurance Trust Sub-Accounts:
    MFS High Income
      2005                                               97             11.08             1,076              4.10              2.16
      2004 (h)                                            -             10.85                 -              0.00              8.47
    MFS Investors Growth Stock
      2005                                              240             11.49             2,758              0.27              4.49
      2004 (h)                                           63             10.99               698              0.00              9.94
    MFS Investors Trust
      2005                                               98             11.62             1,141              0.73              7.31
      2004 (h)                                           12             10.83               133              0.00             11.35
    MFS New Discovery
      2005                                            1,222             18.87            23,068              0.00              5.25
      2004                                              711             17.93            12,744              0.00              6.52
      2003 (i)                                           34             16.38               579              0.00             13.31
    MFS Total Return
      2005                                              434             16.13             7,000              1.31              2.82
      2004 (h)                                          100             15.69             1,572              0.00             11.33
    MFS Utilities
      2005                                            1,073             21.24            22,790              0.59             16.84
      2004                                              598             18.18            10,869              0.87             30.20
      2003 (i)                                          129             13.96             1,806              0.00             14.75
    MFS Value
      2005                                              502             12.08             6,069              1.13              6.66
      2004 (h)                                           28             11.33               322              0.00             13.26


(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment          Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Oppenheimer
  Variable Account Funds
  Sub-Account:
    Oppenheimer Aggressive
     Growth
      2005 (c)                                           94   $         11.85   $         1,110              0.00%            18.53%
    Oppenheimer Global Securities
      2005                                            2,012             13.39            26,940              0.31             14.06
      2004 (h)                                          476             11.74             5,591              0.00             17.37
    Oppenheimer Main Street
     Small Cap Growth
      2005                                            4,636             20.12            93,255              0.00              9.92
      2004                                            2,321             18.30            42,485              0.00             19.42
      2003 (i)                                          289             15.32             4,436              0.00             18.83

Investments in the Panorama
  Series Fund, Inc.
  Sub-Account:
    Oppenheimer International
     Growth
      2005                                              782             23.24            18,178              0.67             14.06
      2004                                              365             20.37             7,432              0.34             17.85
      2003 (i)                                           11             17.29               184              0.00             24.44

Investments in the PIMCO Advisors
  Variable Insurance Sub-Accounts:
    NFJ Small Cap Value
      2005 (d)                                            -               N/A                 -              5.19               N/A
      2004 (h)                                           42             12.15               511              3.91             21.51
    OpCap Balanced
      2005                                               27             11.20               306              0.00              2.74
      2004 (h)                                            -             10.90                 -              0.00              9.04
    OpCap Renaissance
      2005 (e)                                            -             11.03                 -              0.00             -4.53
      2004 (h)                                            -             11.56                 -              0.00             15.56
    OpCap Small Cap
      2005                                            1,773             12.22            21,653              0.00              0.06
      2004                                            1,018             12.21            12,425              0.02             17.88
      2003 (i)                                           71             10.36               733              0.00             15.77


(c) For period beginning April 29, 2005 and ended December 31, 2005
(d) For period beginning January 1, 2005 and ended May 1, 2005
(e) Previously known as PEA Renaissance
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------
                                                               Accumulation                         Investment          Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the PIMCO
  Advisors Variable Insurance
  Sub-Accounts (continued):
    PEA Science and Technology
      2005 (d)                                            -   $           N/A   $             -              0.00%              N/A%
      2004                                            1,219              8.45            10,305              0.00             -5.10
      2003 (i)                                           18              8.91               164              0.00             17.36

Investments in the PIMCO
  Variable Insurance Trust Sub-Accounts:
    Foreign Bond
      2005                                              813             12.09             9,834              2.43              5.15
      2004                                              486             11.50             5,595              1.49              5.56
      2003 (i)                                          187             10.89             2,034              0.10              0.67
    Money Market
      2005                                            5,573             10.43            58,100              2.82              2.76
      2004                                            2,616             10.15            26,579              1.06              0.88
      2003 (i)                                          342             10.06             3,435              0.06              0.21
    PIMCO Real Return
      2005                                              433             11.07             4,788              3.60              2.08
      2004 (h)                                           16             10.84               175              0.00              8.39
    PIMCO Total Return
      2005                                            3,969             12.01            47,689              3.60              2.44
      2004                                            2,235             11.73            26,254              1.44              4.88
      2003 (i)                                          212             11.18             2,371              0.08              3.85

Investments in the Putnam
  Variable Trust (Class IA)
  Sub-Accounts:
    VT High Yield (Class IA)
      2005                                            1,495             14.19            21,207              6.99              3.47
      2004                                              796             13.71            10,916              4.09             10.99
      2003 (i)                                          122             12.35             1,501              0.00             11.78
    VT International Growth
     and Income (Class IA)
      2005                                              317             20.81             6,602              0.66             14.33
      2004                                              140             18.20             2,543              0.38             21.31
      2003 (i)                                            7             15.00               101              0.00             20.36

(d) For period beginning January 1, 2005 and ended May 1, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------
                                                               Accumulation                         Investment          Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Rydex
  Variable Trust Sub-Account:
    Rydex Sector Rotation
      2005                                              871   $         17.22   $        14,996              0.00%            13.71%
      2004                                              485             15.14             7,342              0.00             10.71
      2003 (i)                                           29             13.68               394              0.00             12.63

Investment in the Salomon
  Brothers Variable Series
  Funds, Inc. Sub-Account:
    All Cap Fund
      2005                                            1,822             16.75            30,525              1.08              4.05
      2004                                            1,077             16.10            17,336              0.95              8.31
      2003 (i)                                           62             14.87               929              0.43             15.84
    High Yield Bond
      2005                                            1,046             11.47            12,003             10.16              3.81
      2004 (h)                                          167             11.05             1,847             11.80             10.50
    Investors
      2005                                               70             11.77               820              2.24              6.53
      2004 (h)                                            3             11.05                37              5.41             10.46

Investments in the Scudder
  Variable Insurance Trust
  (Class A) Sub-Accounts:
    EAFE Equity Index (Class A)
      2005 (f)                                            -               N/A                 -              5.95               N/A
      2004                                               67             17.24             1,162              0.85             19.06
      2003 (i)                                            1             14.48                 9              0.00             18.81
    Equity 500 Index (Class A)
      2005                                            2,838             15.72            44,621              1.53              4.68
      2004                                            1,831             15.02            27,505              0.81             10.59
      2003 (i)                                          297             13.58             4,030              0.00             12.79
    Small Cap Index (Class A)
      2005                                            1,352             19.23            26,000              0.59              4.26
      2004                                              908             18.44            16,751              0.28             17.76
      2003 (i)                                          275             15.66             4,304              0.00             18.37

(f) For period beginning January 1, 2005 and ended July 25, 2005
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment          Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Scudder
  Variable Series I Sub-Account:
    Balanced
      2005 (g)                                            -   $           N/A   $             -              7.71%              N/A%
      2004                                            2,338             12.55            29,347              0.85              6.48
      2003 (i)                                          135             11.79             1,584              0.00              7.81
    Total Return
      2005 (c)(g)                                     3,991             10.69            42,664              0.00              6.91

Investments in the T. Rowe
  Price Equity Series, Inc.
  Sub-Account:
    T.Rowe Price Blue Chip Growth
       2005                                           1,396             11.56            16,133              0.16              5.94
       2004 (h)                                         421             10.91             4,595              1.09              9.07
    T.Rowe Price Equity Income
       2005                                           3,119             16.78            52,352              1.78              3.92
       2004                                           1,242             16.15            20,053              1.82             14.92
       2003 (i)                                          81             14.05             1,143              0.35             13.19

Investments in The Universal
  Institutional Funds, Inc.
  Sub-Accounts:
    Van Kampen UIF Equity Growth
       2005                                             655             12.59             8,251              0.42             15.71
       2004(h)                                          170             10.88             1,855              0.00              8.79
    Van Kampen UIF High Yield
       2005                                             656             13.39             8,782              7.76              1.06
       2004                                             325             13.25             4,300              4.92              9.48
       2003 (i)                                          37             12.10               455              0.00             11.13
    Van Kampen UIF U.S.
     Real Estate
      2005                                              918             22.41            20,561              1.36             17.05
      2004                                              370             19.14             7,077              1.04             36.39
      2003 (i)                                           30             14.04               423              0.00             13.97

Investments in the Van Eck Worldwide
  Insurance Trust Sub-Accounts:
    Van Eck Worldwide
     Absolute Return
     2005                                               240              9.95             2,385              0.00              0.20
     2004(h)                                            202              9.93             2,010              0.00             -0.71

(c) For period beginning April 29, 2005 and ended December 31, 2005
(g) On April 29, 2005, Scudder Balanced merged into Scudder II Total Return
(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              At December 31,                      For the year ended December 31,
                                            ---------------------------------------------------   ---------------------------------

                                                               Accumulation                         Investment          Total
                                                 Units        Unit Fair Value     Net Assets       Income Ratio*       Return**
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Investments in the Van Eck
 Worldwide Insurance Trust
 Sub-Accounts (continued):
    Van Eck Worldwide
     Emerging Markets
      2005                                              336   $         16.81   $         5,652              0.65%            32.00%
      2004 (h)                                          161             12.74             2,056              0.00             27.39
    Van Eck Worldwide
     Hard Assets
      2005                                               12             19.15               225              0.00             51.67
      2004 (h)                                            -             12.63                 -              0.00             26.27

Investments in the Van Kampen
  Life Investment Trust
  Sub-Account:
    LIT Government
      2005                                              607             10.76             6,535              2.61              3.54
      2004 (h)                                          116             10.39             1,206              0.00              3.95
    LIT Growth & Income
      2005                                            2,355             17.04            40,140              0.81              9.99
      2004                                            1,101             15.49            17,059              0.33             14.38
      2003 (i)                                           83             13.55             1,129              0.00             13.13

Investments in the Van Kampen
  Life Investment Trust (Class II)
  Sub-Account:
    LIT Aggressive Growth (Class II)
      2005                                              594             12.50             7,430              0.00             11.11
      2004 (h)                                          402             11.25             4,524              0.00             12.50

(h) For period beginning April 30, 2004 and ended December 31, 2004
(i) For the period beginning August 15, 2003 and ended December 31, 2003

                                     PART C

                                OTHER INFORMATION

26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996. (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-100934) dated November 1, 2002.)

(b)  Not Applicable

(c)  (i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

     (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Accumulator Flexible Premium Variable Universal Life Policy. /1

(e) Form of Application for the Consultant Accumulator Flexible Premium Variable Universal Life Policy. /1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc. /1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated /1

     (3) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation /1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation /1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York /1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc./1

     (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC /1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company /1 (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust /1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York /1

     (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York/1

     (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York /1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc. /1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York /1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc. /1

(i)  Not Applicable

(j)  Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

(l)  Actuarial Opinion and Consent /2

(m)  Sample Calculation. /2

(n)  Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm /5

(o) Not Applicable

(p) Not Applicable

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1

(r) Table of Surrender Charge Factors and Percentages. /2

(99) Powers of Attorney for Casey J. Sylla, Samuel H. Pilch, Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, John R. Raben, Jr. and Patricia W. Wilson /1

(99)(b) Power of Attorney for Phyllis Hill Slater /2

(99)(b) Power of Attorney for Kevin R. Slawin /3

(99)(c) Power of Attorney for John C. Pintozzi and Douglas B. Welch /4

/1 Previously filed in Registrant's initial Form N-6 to this Registration Statement (File No. 333-100934) dated November 1, 2002.)

/2 Previously filed in Pre-Effective Amendment No. 1 (File No. 333-100934) dated June 30, 2003.

/3 Previously filed in Post-Effective Amendment No. 1 (File No. 333-100934) dated April 21, 2004.

/4 Previously filed in Post-Effective Amendment No. 2 (File No. 333-100934) dated April 20, 2005.

/5 Filed herewith.

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                  POSITION AND OFFICE WITH
BUSINESS ADDRESS*                   DEPOSITOR OF THE ACCOUNT

Marcia D. Alazraki                  Director
Vincent A. Fusco                    Director and Chief Operations Officer
Cleveland Johnson, Jr.              Director
John C. Lounds                      Director and Vice President
Kenneth R. O'Brien                  Director
John C. Pintozzi                    Director, Vice President and Chief Financial
                                    Officer
John R. Raben, Jr.                  Director
Phyllis Hill Slater                 Director
Kevin R. Slawin                     Director and Vice President
Casey J. Sylla                      Director, Chairman of the Board and
                                    President
Michael J. Velotta                  Director, Vice President, General
                                    Counsel and Secretary
Douglas B. Welch                    Director and Vice President
Patricia W. Wilson                  Director and Vice President
Kevin Tiernan                       Chief Administrative Officer
Eric A. Simonson                    Senior Vice President and Chief
                                    Investment Officer
Samuel H. Pilch                     Group Vice President and Controller
Michael B. Boyle                    Vice President
Matthew S. Easley                   Vice President
Dorothy E. Even                     Vice President
Karen C. Gardner                    Vice President
Anson J. Glacy, Jr.                 Vice President
Judith P. Greffin                   Vice President
Charles D. Mires                    Vice President
John E. Smith                       Vice President
Steven C. Verney                    Treasurer
Nancy M. Bufalino                   Assistant Vice President and Assistant
                                    Treasurer
Karen Burckhardt                    Assistant Vice President
Errol Cramer                        Assistant Vice President
Lawrence W. Dahl                    Assistant Vice President
Joanne M. Derrig                    Assistant Vice President and Chief
                                    Privacy Officer
Lisa J. Flanary                     Assistant Vice President
Douglas F. Gaer                     Assistant Vice President
Trond K. Odegaard                   Assistant Vice President
Robert L. Park                      Assistant Vice President and Chief
                                    Compliance Officer
Barry S. Paul                       Assistant Vice President and
                                    Assistant Treasurer
Joseph P. Rath                      Assistant Vice President, Assistant General
                                    Counsel and Assistant Secretary
Timothy N. VanderPas                Assistant Vice President
Richard Zaharias                    Assistant Vice President
Robert W. Birman                    Assistant Secretary
Doris J. Bryant                     Assistant Secretary
Paul N. Kierig                      Assistant Secretary
Mary J. McGinn                      Assistant Secretary
Nestor Almaria                      Assistant Treasurer
Lynn Cirrincione                    Assistant Treasurer
Robert E. Transon                   Assistant Vice President and Illustration
                                    Actuary
Narayan Shankar                     Appointed Actuary

* The principal business address of Mr. Fusco is 100 Motor Parkway Suite 140, Hauppauge, New York 11788. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska, 68506. The principal business address of Mr. Zaharias is 544 Lakeview Parkway, Vernon Hills, IL 60061. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.


Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 23, 2006.

Item 29. INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A


The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name and Principal Business         Positions and Offices
Address* of Each Such Person        with Underwriter

John Eric Smith                     Director, President and Chief Executive
                                    Officer
Casey Joseph Sylla                  Director
Michael Joseph Velotta              Director and Secretary
Marian Goll                         Vice President, Treasurer and Financial
                                    Operations Principal
Joseph Patrick Rath                 Vice President, General Counsel and
                                    Assistant Secretary
Andrea J. Schur                     Vice President
Joanne Marie Derrig                 Assistant Vice President and Chief Privacy
                                    Officer
Maribel V. Gerstner                 Assistant Vice President and Compliance
                                    Officer
William F. Emmons                   Assistant Secretary
Mary Jovita McGinn                  Assistant Secretary
Nancy M. Bufalino                   Assistant Treasurer
Barry Sajowitz Paul                 Assistant Treasurer
Steven Carl Verney                  Assistant Treasurer

Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32. MANAGEMENT SERVICES

None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 3rd day of April 2006.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


                           By: /s/ Michael J. Velotta
                           --------------------------
                               Michael J. Velotta
                         Vice President, Secretary, and
                                 General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 3rd day of April 2006.



*/MARCIA D. ALAZRAKI                Director
----------------------
Marcia D. Alazraki

*/VINCENT A. FUSCO                  Director and Chief Operations Officer
---------------------
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.            Director
-----------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                    Director and Vice President
-----------------------
John C. Lounds

*/KENNETH R. O'BRIEN                Director
------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                   Controller and Group Vice President
------------------------            (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI                  Director, Vice President and
------------------------            Chief Financial Officer
John C. Pintozzi                    (Principal Financial Officer)

*/JOHN R. RABEN, JR.                Director
------------------------
John R. Raben, Jr.

*/PHYLLIS H. SLATER                 Director
-------------------------
Phyllis H. Slater

*KEVIN R. SLAWIN                    Director and Vice President
-----------------------
Kevin R. Slawin

*/CASEY J. SYLLA                    Director, Chairman of the Board and
----------------------              President (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA               Director, Vice President, General
----------------------              Counsel and Secretary
Michael J. Velotta

*/DOUGLAS B. WELCH                  Director and Vice President
------------------------
Douglas B. Welch

*/PATRICIA W. WILSON                Director and Vice President
------------------------
Patricia W. Wilson



*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.





                                  EXHIBIT INDEX


Exhibit No.                             Description

(20)(n)(1)              Consent of Independent Registered Public Accounting Firm